Beneficial Insurance Services, LLC
401(k) Plan

(As Amended And Restated Effective May 11, 2007)

Table Of Contents

968	I	Beneficial Insurance Services, LLC

968	II	Beneficial Insurance Services, LLC

968	III	Beneficial Insurance Services, LLC

Introduction

INTRODUCTION

Effective as of January 1, 1971, Paul Hertel & Company, Inc. adopted the Paul Hertel & Company, Inc. Thrift and Profit Sharing Plan (“Prior Plan”).

Effective as of January 21, 2005, Paul Hertel & Company, Inc. was acquired by Beneficial Insurance Services, LLC, (“Employer”), a wholly owned subsidiary of Beneficial Mutual Savings Bank and continues to operate under the name of Paul Hertel & Company.

Effective as of May 11, 2007, the Employer shall adopt resolutions wherein RSGroup Trust Company (“RTC”) shall be named successor trustee and the Trust Agreement between the Employer and RTC (“Trust Agreement”) shall be adopted.

Effective as of May 11, 2007, the Prior Plan is amended and restated in its entirety. The amended and restated plan shall be known as the Beneficial Insurance Services, LLC 401(k) Plan (“Plan”), shall contain the terms and conditions set forth herein, and shall in all respects be subject to the provisions of the Trust Agreement which are incorporated herein and made a part hereof.

The Plan as amended and restated hereunder incorporates a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (“Code”).

The Plan shall constitute a profit-sharing plan within the meaning of Section 401(a) of the Code, without regard to current or accumulated profits of the Employer, as provided in Section 401(a)(27) of the Code.

The Plan complies with all Internal Revenue Service legislation and regulations issued to date, including the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), as provided for under Internal Revenue Service Notice 2001-57, final regulations under Code Section 401(a)(9), IRS procedural guidance (Notice 2005-5) addressing required “automatic rollovers” under Section 401(a)(31)(B) of the Code, 2006 final regulations under Code Section 401(k) and Code Section 401(m) and provides for Roth Contributions under Code Section 402A.

As of May 11, 2007, Roth Contributions have not been implemented and are not available under the Plan.

In 2004, Beneficial Mutual Savings Bank formed Beneficial Mutual Bancorp, Inc. (“Company”), a federally chartered mid-tier stock holding company as its holding company. Effective as of the Reorganization Date, approximately fifty-five percent (55%) of the outstanding common stock of the Company will be held by its parent company, Beneficial Savings Bank MHC, a federally chartered mutual holding company. Effective as of the Reorganization Date (the date of conversion of Beneficial Mutual Savings Bank from mutual to stock ownership), the Employer shall adopt resolutions which will add an investment fund to the Plan consisting of common stock of Beneficial Mutual Bancorp, Inc.

968	1	Beneficial Insurance Services, LLC

Introduction

Subject to any amendments that may subsequently be adopted by the Employer prior to a Termination of Service, the provisions set forth in this Plan shall apply to an Employee who is in the employment of the Employer on or after May 11, 2007. Except to the extent specifically required to the contrary under the terms of this Plan, for terminations of employment prior to May 11, 2007, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Prior Plan as in effect on the date of the former participant’s termination of employment.

The Employer has herein restated the Plan with the intention that (a) the Plan shall at all times be qualified under Section 401(a) of the Code, (b) the Trust Agreement shall be tax-exempt under Section 501(a) of the Code, and (c) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The provisions of the Plan and the Trust Agreement shall be construed to effectuate such intentions.

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Article I — Definitions

ARTICLE I —
DEFINITIONS

The following words and phrases shall have the meanings hereinafter ascribed to them. Those words and phrases which have limited application are defined in the respective Articles in which such terms appear.

1.1

Accounts means the Before-Tax Contribution Account (including Bonus Contributions, Special Contributions and Catch-Up Contributions, if any), Matching Contribution Account, Discretionary Employer Contribution Account, Roth Contribution Account (including Catch-Up Contributions, if any), if implemented, upon approval by the Employer, and Rollover Contribution Account established under the Plan on behalf of an Employee.

1.2

Actual Contribution Percentage means the ratio (expressed as a percentage) of Matching Contributions under the Plan which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee’s compensation (as defined under Section 415(c)(3) of the Code) for the Plan Year. An Eligible Employee’s compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of two hundred twenty-five thousand dollars ($225,000) for the 2007 Plan Year, thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

1.3

Actual Deferral Percentage means the ratio (expressed as a percentage) of the sum of Before-Tax Contributions, Bonus Contributions, Roth Contributions, if implemented, upon approval by the Employer and those Qualified Nonelective Contributions taken into account under the Plan for the purpose of determining the Actual Deferral Percentage, which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee’s compensation (as defined under Section 415(c)(3) of the Code) for the Plan Year. An Eligible Employee’s compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of two hundred twenty-five thousand dollars ($225,000) for the 2007 Plan Year, thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

1.4

Affiliated Employer means a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), a group of trades or businesses under common control (as defined under Section 414(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.

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Article I — Definitions

1.5	Affiliated Service means employment with an employer during the period that such employer is an Affiliated Employer.

1.6

Average Actual Contribution Percentage means the average of the Actual Contribution Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.7

Average Actual Deferral Percentage means the average of the Actual Deferral Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.8

Before-Tax Contribution Account means the separate, individual account established on behalf of a Participant to which Before-Tax Contributions, Bonus Contributions, Special Contributions and Catch-Up Contributions if any, made on his behalf are credited,together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.9	Before-Tax Contributions means the contributions of the Employer made in accordance with the Compensation Reduction Agreements of Participants pursuant to Section 3.1.

1.10	Beneficial Mutual Bancorp, Inc. Stock means the common stock of the Company.

1.11

Beneficial Mutual Bancorp, Inc. Stock Fund means, commencing on the Reorganization Date, the assets consisting of Beneficial Mutual Bancorp, Inc. Stock which shall be maintained in an Investment Fund established for such purpose.

1.12	Beneficiary means any person who is receiving or is eligible to receive a benefit under Section 7.7 of the Plan upon the death of an Employee or former Employee.

1.13	Board means the board of trustees, directors or other governing body of the Sponsoring Employer.

1.14	Bonus means the bonus award paid to a Participant during a Plan Year.

1.15

Bonus Contributions means the contributions of the Employer made in accordance with the Enrollment Application for Bonus Contributions or Election Forms for Bonus Contributions of Participants pursuant to Section 3.2.

1.16	Catch-Up Contributions means additional elective deferrals made by an eligible Participant pursuant to Section 3.7.

1.17

Closing Price means the closing sale price for the Beneficial Mutual Bancorp, Inc. Stock, on its principal trading market, on the applicable Valuation Date, or, if there is no sale on such date, the average of the bid and asked prices on such date.

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Article I — Definitions

1.18	Code means the Internal Revenue Code of 1986, as amended from time to time.

1.19	Committee means the person or persons appointed by the Employer in accordance with Section 9.2(b).

1.20	Company means, effective as of the Reorganization Date, Beneficial Mutual Bancorp, Inc., or any successor organization.

1.21

Compensation means with respect to a Plan Year, the sum of (a) the total earnings which are received by the Participant from the Employer for such Plan Year and which are required to be reported as wages on the Participant’s Form W-2 (in the wages, tips and other compensation box) and (b) the total amount of Elective Contributions contributed for the Plan Year for the Participant under Section 3.1 which are not includible in gross income under Section 402(e)(3) of the Code and (c) any elective contributions made by the Employer on behalf of a Participant that are not includible in gross income under Section 125, Section 402(h) or Section 132(f)(4) of the Code, but excluding all of the following items (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits. Compensation shall only include amounts received by a Participant while the Participant is eligible to participate in the Plan.

Compensation shall not exceed two hundred twenty-five thousand dollars ($225,000) for the 2007 Plan Year thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. For purposes of this Section, if the Plan Year in which a Participant’s Compensation is being made is less than twelve (12) calendar months, the amount of Compensation taken into account for such Plan Year shall be the adjusted amount, prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code, for such Plan Year multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12). In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation.

1.22

Compensation Reduction Agreement means an agreement between the Employer and an Eligible Employee whereby the Eligible Employee agrees to reduce his Compensation during the applicable payroll period by an amount equal to any whole percentage or fraction thereof, to the extent provided in Section 3.1, and the Employer agrees to contribute to the Trust Fund, on behalf of such Eligible Employee, an amount equal to the specified reduction in Compensation.

1.23

Disability means a physical or mental condition, determined after review of those medical reports deemed satisfactory for this purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on his education, training and experience.

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Article I — Definitions

1.24

Discretionary Employer Contribution Account means the separate, individual account established on behalf of an Eligible Employee to which Discretionary Employer Contributions, if any, are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account, as well as any losses, depreciation, or expenses allocable to amounts credited to such account.

1.25	Discretionary Employer Contributions means the amounts, if any, contributed by the Employer on behalf of an Eligible Employee, pursuant to Section 3.9.

1.26	Early Retirement Date means the first day of any month coincident with or following the Participant’s attainment of age fifty-five (55).

1.27	Effective Date means January 1, 1971.

1.28

Elective Contributions means, with respect to any taxable year, the sum of Before-Tax Contributions and Roth Contributions, if implemented, upon approval by the Employer, as set forth under Section 3.1.

1.29	Eligible Employee means an Employee who is eligible to participate in the Plan pursuant to the provisions of Article II.

1.30	Employee means any person employed by the Employer.

1.31

Employer means Beneficial Insurance Services, LLC, doing business as Paul Hertel & Company, and any Participating Affiliate or any successor organization which shall continue to maintain the Plan set forth herein.

1.32	Employer Resolutions means resolutions adopted by the Board.

1.33	Employment Commencement Date means the date on which an Employee first performs an Hour of Service for the Employer upon initial employment or, if applicable, upon reemployment.

1.34

Enrollment Application for Bonus Contributions or Election Form for Bonus Contributions means the application or election form submitted to the Employer whereby the Eligible Employee elects to defer a portion of his Bonus paid during the applicable Plan Year by an amount equal to any whole percentage or fraction thereof, subject to the limitations set forth in Section 3.3, and the Employer agrees to contribute to the Trust, on behalf of such Eligible Employee, the specified deferred amount of the Bonus.

1.35	ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.36	Forfeitures means any amounts forfeited pursuant to Section 4.2.

1.37	Hardship means the condition described in Section 7.3.

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Article I — Definitions

1.38

Highly Compensated Employee means, with respect to a Plan Year, an Employee or an employee of an Affiliated Employer who is such an Employee or employee during the Plan Year for which a determination is being made and who:

(a)

during the Plan Year immediately preceding the Plan Year for which a determination is being made, received compensation as defined under Section 414(q)(4) of the Code (“Section 414(q) Compensation”) from the Employer, in excess of one hundred thousand dollars ($100,000) for 2007, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or

(b)

at any time during the Plan Year for which a determination is being made or at any time during the Plan Year immediately preceding the Plan Year for which a determination is being made, was a five-percent owner as described under Section 414(q)(2) of the Code.

For purposes of subsection (a) above, Section 414(q) Compensation shall include the Employee’s wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer to the extent that such amounts are includible in gross income and shall also include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125, 132(f)(4) or 457 of the Code.

Highly Compensated Employee also means a former Employee who (A) incurred a Termination of Service prior to the Plan Year of the determination, (B) is not credited with an Hour of Service during the Plan Year of the determination and (C) satisfied the requirements of subsection (a) or (b) during either the Plan Year of his Termination of Service or any Plan Year ending coincident with or subsequent to the Employee’s attainment of age fifty-five (55).

1.39	Hour of Service means each hour for which an Employee is paid or entitled to be paid by the Employer for the performance of duties.

1.40

Investment Funds means any and all of the Plan investment funds established for the purpose of investing contributions made to the Trust Fund in accordance with the provisions of the Trust Agreement. The property in which contributions to the Investment Funds may be invested shall be specified in the Trust Agreement and the rights of the Trustee shall be established in accordance with the provisions of such Trust Agreement.

1.41

Leased Employee means any individual (other than an Employee of the Employer or an employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other person (“leasing organization”), has performed services for the Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the

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Article I — Definitions

primary direction of and control by the Employer or any Affiliated Employer. A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made as follows: a Leased Employee shall not be considered an Employee of the Employer if: (a) such employee is a participant in a money purchase pension plan providing (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, including the Employee’s wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer to the extent that such amounts are includible in gross income, and including (A) amounts contributed pursuant to a compensation reduction agreement which are excludable from the employee’s gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, and (B) elective amounts that are excludable from the gross income of an Employee by reason of Section 132(f)(4) of the Code; (ii) immediate plan participation; and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer’s Non-Highly Compensated Employees.

1.42

Matching Contribution Account means the separate, individual account established on behalf of a Participant to which the Matching Contributions made on such Participant’s behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.43	Matching Contributions means the contributions made by the Employer pursuant to Section 3.5.

1.44	Named Fiduciaries means the Trustee and the Committee designated by the Sponsoring Employer to control and manage the operation and administration of the Plan.

1.45	Net Value means the value of an Employee’s Accounts as determined as of the Valuation Date coincident with or next following the event requiring such determination.

1.46	Non-Highly Compensated Employee means, with respect to a Plan Year, an Employee who is not a Highly Compensated Employee.

1.47	Normal Retirement Age means the date an Employee attains age sixty-five (65).

1.48	Normal Retirement Date means the first day of the month coincident with or next following the Participant’s Normal Retirement Age.

1.49

One Year Period of Severance means, for purposes of determining a Participant’s eligibility service pursuant to Article II and a Participant’s vested service pursuant to Article IV, a twelve (12) consecutive month period following an Employee’s Termination of Service with the Employer during which the Employee did not perform an Hour of Service.

Notwithstanding the foregoing, if an Employee is absent from employment for maternity

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Article I — Definitions

or paternity reasons, such absence during the twenty-four (24) month period commencing on the first date of such absence shall not constitute a One Year Period of Severance. An absence from employment for maternity or paternity reasons means an absence (a) by reason of pregnancy of the Employee, or (b) by reason of a birth of a child of the Employee, or (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.50

Participant means an Eligible Employee who participates in accordance with the provisions of Section 2.3, and whose participation in the Plan has not been terminated in accordance with the provisions of Section 2.4.

1.51

Participating Affiliate means any corporation that is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which the Sponsoring Employer is a member and any unincorporated trade or business that is a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code) of which the Sponsoring Employer is a member, which, with the prior approval of the Sponsoring Employer and subject to such terms and conditions as may be imposed by such Sponsoring Employer, shall adopt this Plan in accordance with the provisions of Section 13.8. Such entity shall continue to be a Participating Affiliate until such entity terminates its participation in the Plan in accordance with Section 13.8.

1.52	Period of Service means, for purposes of determining a Participant’s eligibility service pursuant to Article II and a Participant’s vested service pursuant to Article IV:

	(a)	If an Employee’s Employment Commencement Date occurred prior to January 1, 2007, the sum of:

		(i)	The number of completed “years of service” credited to such Employee as of December 31, 2006; and

(ii)

solely, if an Employee’s Employment Commencement Date occurred during 2006 and such Employee was not credited with a year of service during 2006, such Employee’s Period of Service shall include the period commencing on such Employee’s Employment Commencement Date and ending December 31, 2006; and

		(iii)	the period commencing January 1, 2007 and ending on the date such Employee first incurs a Termination of Service.

(b)

If an Employee’s Employment commencement Date occurs on or after January 1, 2007, the period commencing on the Employee’s Employment Commencement Date and ending on the first day of the month coincident with or next following the Employee’s Termination of Service.

Notwithstanding the foregoing, the period between the first and second anniversary of the first date of a maternity or paternity absence described under Section 1.49 shall not be

968	9	Beneficial Insurance Services, LLC

Article I — Definitions

included in determining a Period of Service.

A period during which an individual was not employed by the Employer shall nevertheless be deemed to be a Period of Service if such individual incurred a Termination of Service and:

	(A)	such Termination of Service was the result of resignation, discharge or retirement and such individual is reemployed by the Employer within one (1) year after such Termination of Service; or

	(B)	such Termination of Service occurred when the individual was otherwise absent for less than one (1) year and he was reemployed by the Employer within one (1) year after the date such absence began.

All Periods of Service not disregarded under Section 4.3 shall be aggregated.

Wherever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded hereunder by three hundred sixty-five (365) and disregarding any fractional remainder.

1.53	Plan means the Beneficial Insurance Services, LLC 401(k) Plan, as herein restated and as it may be amended from time to time.

1.54	Plan Administrator means the person or persons who have been designated as such by the Employer in accordance with the provisions of Section 9.4.

1.55	Plan Year means the calendar year.

1.56	Postponed Retirement Date means the first day of the month coincident with or next following a Participant’s date of actual retirement which occurs after his Normal Retirement Date.

1.57	Prior Plan means the Paul Hertel & Company, Inc. Thrift and Profit Sharing Plan as in effect on the date immediately preceding the Restatement Date.

1.58

Qualified Nonelective Contributions means contributions, other than Matching Contributions and Discretionary Employer Contributions, made by the Employer, which (a) Participants may not elect to receive in cash in lieu of their being contributed to the Plan; (b) are one hundred percent (100%) nonforfeitable when made; and (c) are not distributable under the terms of the Plan to Participants or their Beneficiaries until the earliest of:

	(i)	the Participant’s death, Disability or severance from employment for other reasons;

	(ii)	the Participant’s attainment of age fifty-nine and one-half (59-1/2); or

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Article I — Definitions

(iii) termination of the Plan.

Special Contributions defined under Section 1.67 are Qualified Nonelective Contributions.

1.59	Reorganization Date means the date of the conversion of Beneficial Mutual Savings Bank from mutual to stock ownership.

1.60	Restatement Date means May 11, 2007.

1.61	Retirement Date means the Participant’s Normal Retirement Date, Early Retirement Date or Postponed Retirement Date, whichever is applicable.

1.62

Rollover Contribution means (a) a contribution to the Plan of money received by an Employee from a qualified plan, or (b) a contribution to the Plan of money transferred directly from another qualified plan on behalf of the Employee, which the Code permits to be rolled over into the Plan. The Plan will additionally accept eligible rollover contributions and/or direct rollovers of distributions from (i) an annuity contract described in Section 403(b) of the Code (excluding after-tax Employee contributions); (ii) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; (iii) the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or Section 408(b) of the Code that is eligible to be rolled over and would otherwise be included in gross income; and (iv) a designated Roth Code Section 401(k) or Code Section 403(b) account under another qualified plan or from a Roth IRA.

1.63

Rollover Contribution Account means the separate, individual account established on behalf of an Employee to which his Rollover Contributions are credited together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.64

Roth Contribution Account, if implemented, upon approval by the Employer, means the separate, individual account established on behalf of a Participant to which Roth Contributions and Catch-Up Contributions, if any, made by the Participant are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. Earnings and appreciation credited on Roth Contributions are before-tax amounts.

1.65

Roth Contributions, if implemented, upon approval by the Employer, means the after-tax contributions made in accordance with the Compensation Reduction Agreements of Participants pursuant to Section 3.1. Roth Contributions shall be treated as elective deferrals for all purposes under the Plan.

1.66	Shares means shares of Beneficial Mutual Bancorp, Inc. Stock.

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Article I — Definitions

1.67	Special Contributions means the contributions made by the Employer pursuant to Section 3.6. Special Contributions are Qualified Nonelective Contributions as defined under Section 1.58.

1.68	Sponsoring Employer means Beneficial Insurance Services, LLC, doing business as Paul Hertel & Company, or any successor organization which shall continue to maintain the Plan set forth herein.

1.69

Spouse means a person to whom the Employee was legally married and which marriage had not been dissolved by formal divorce proceedings that had been completed prior to the date on which payments to the Employee are scheduled to commence.

1.70

Termination of Service means the earlier of (a) the date on which an Employee’s service is terminated by reason of severance from employment on account of his resignation, retirement, discharge, death or Disability or (b) the first anniversary of the date on which such Employee’s active service ceases for any other reason.

Service in the Armed Forces of the United States of America shall not constitute a Termination of Service but shall be considered to be a period of employment by the Employer provided that (i) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace, (ii) the Employee returns to employment with the Employer within six (6) months following discharge from such military service and (iii) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in accordance with seniority rights as protected under the laws of the United States of America. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and calculation of Periods of Service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

A leave of absence granted to an Employee by the Employer shall not constitute a Termination of Service provided that the Participant returns to the active service of the Employer at the expiration of any such period for which leave has been granted.

Notwithstanding the foregoing, an Employee who is absent from service with the Employer beyond the first anniversary of the first date of his absence for maternity or paternity reasons set forth in Section 1.49 shall incur a Termination of Service for purposes of the Plan on the second anniversary of the date of such absence.

1.71	Trust Agreement means the agreement or a agreements between the Employer and a Trustee pursuant to which the Trust Fund shall be held in trust.

1.72	Trustee means the RSGroup Trust Company, Portland, Maine, or any successor trustee of the Plan.

1.73	Trust Fund means the Plan assets held in accordance with the Trust Agreement.

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Article I — Definitions

1.74

Trust Fund Units means the units of measure of an Employee’s proportionate undivided beneficial interest in one or more of the Investment Funds, other than in the Beneficial Mutual Bancorp, Inc. Stock Fund, valued as of the close of business.

1.75	Valuation Date means each business day.

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Article II — Eligibility and Participation

ARTICLE II —
ELIGIBILITY AND PARTICIPATION

2.1	Eligibility

	(a)	Every Employee who was a Participant in the Prior Plan immediately prior to the Restatement Date shall continue to be a Participant on the Restatement Date.

	(b)	Every other Employee who is not excluded under the provisions of Section 2.2, shall become an Eligible Employee upon satisfying each of the following conditions:

(i) completion of a Period of Service of two (2) calendar months; and

(ii) attainment of age twenty-one (21).

	(c)	For purposes of determining if an Employee completed a Period of Service of two (2) calendar months, employment with an Affiliated Employer shall be deemed employment with the Employer.

	(d)	An Employee who otherwise satisfies the requirements of this Section 2.1 and who is no longer excluded under the provisions of Section 2.2 shall immediately become an Eligible Employee.

2.2	Ineligible Employees

The following classes of Employees are ineligible to participate in the Plan:

	(a)	Leased Employees;

(b)

Employees in a unit of Employees covered by a collective bargaining agreement with the Employer pursuant to which employee benefits were the subject of good faith bargaining and which agreement does not expressly provide that Employees of such unit be covered under the Plan.

2.3	Participation

Participation in the Plan is voluntary with respect to an election for Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer. An Eligible Employee may elect to make Before-Tax Contributions and/or Roth Contributions, if any, in accordance with Section 3.1, as of the January 1st or July 1st following satisfaction of the eligibility requirements set forth in Section 2.1. In addition, an Eligible Employee will automatically participate in the Plan on any January 1st or July 1st immediately following satisfaction of the eligibility requirements set forth in Section 2.1, with respect to eligibility for (a) Special Contributions in accordance with Section 3.5 or (b) Discretionary Employer Contributions in accordance with Section 3.9.

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Article II — Eligibility and Participation

An election for Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer,shall be evidenced by completing and filing the form or forms (including electronic forms) prescribed by the Committee not less than ten (10) days prior to the date participation is to commence. Such form or forms shall include, but not be limited to, a Compensation Reduction Agreement, a designation of Beneficiary, and an investment direction as described in Section 6.1. By completing and filing such form or forms, the Eligible Employee authorizes the Employer to make the applicable payroll deductions from Compensation, commencing on the first applicable payday coincident with or next following the effective date of the Eligible Employee’s election to participate. In the case of Special Contributions or Discretionary Employer Contributions, a Participant shall complete a form or forms prescribed by the Committee, designating a Beneficiary and an investment direction as described in Section 6.1.

An Eligible Employee may also elect to have Bonus Contributions, as described in Section 3.2, made to his Before-Tax Contribution Account.Such election shall be evidenced by completing and filing the Enrollment Application for Bonus Contributions or Election Form for Bonus Contributions. By completing and filing such form (including an electronic form) prior to receipt of a Bonus award payment, the Eligible Employee authorizes the Employer to make the applicable deduction from his Bonus and to credit such amount to the Eligible Employee’s Before-Tax Contribution Account.

2.4	Termination of Participation

Participation in the Plan shall terminate on the earlier of the date a Participant dies or the entire vested interest in the Net Value of such Participant’s Accounts has been distributed.

2.5	Eligibility upon Reemployment

If an Employee incurs a One Year Period of Severance prior to satisfying the eligibility requirements of Section 2.1, service prior to such One Year Period of Severance shall be disregarded and such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee.

If an Employee incurs a One Year Period of Severance after satisfying the eligibility requirements of Section 2.1 and again performs an Hour of Service, the Employee shall be eligible to participate in the Plan immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2.

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Article III — Contributions and Limitations on Contributions

ARTICLE III —
CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS

3.1	Elective Contributions

The Employer shall make Before-Tax Contributions and/or after-tax Roth Contributions, if implemented, upon approval by the Employer, for each payroll period in an amount equal to the amount by which a Participant’s Compensation has been reduced with respect to such period under his Compensation Reduction Agreement. Subject to the limitations set forth in Sections 3.3 and 3.13, the amount of reduction authorized by the Eligible Employee shall be whole percentages and/or fractions thereof of Compensation and shall not be less than one percent (1%) nor greater than twenty percent (20%). The Before-Tax Contributions made on behalf of a Participant shall be credited to such Participant’s Before-Tax Contribution Account and shall be invested in accordance with Article VI of the Plan. The Roth Contributions, if any, made by a Participant shall be credited to such Participant’s Roth Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.2	Bonus Contributions

The Employer may make Bonus Contributions, in an amount equal to the amount by which an Eligible Employee’s Bonus amount has been deferred as a Plan contribution under his Enrollment Application for Bonus Contributions or Election Form for Bonus Contributions. Subject to the limitations set forth in Sections 3.3 and 3.13, the amount of deferral into the Plan authorized by the Eligible Employee may be up to one hundred percent (100%) of the Bonus amount. The Bonus Contributions made on behalf of an Eligible Employee shall be credited to such Eligible Employee’s Before-Tax Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.3	Limitation on Elective Contributions and Bonus Contributions

(a)

The percentage of Elective Contributions plus Bonus Contributions made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Deferral Percentage for the group of such Highly Compensated Employees for the Plan Year does not exceed the greater of:

(i)

the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year, and effective January 1, 2008, were Non-Highly Compensated Employees for the preceding Plan Year, multiplied by 1.25; or

(ii)

the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year, and effective January 1, 2008, were Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two (2), provided

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Article III — Contributions and Limitations on Contributions

that the difference in the Average Actual Deferral Percentage for eligible Highly Compensated Employees and eligible Non-Highly Compensated Employees does not exceed two percent (2%).

The current Plan Year testing method can only be modified if the Plan meets the requirements for changing to preceding Plan Year testing as set forth in Code Section 401(k) and final Regulations under Section 1.401(k)-2, or any successor future guidance issued by the Internal Revenue Service. Effective January 1, 2008, the preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Code Section 401(k) and final Regulations under Section 1.401(k)-2, or any successor future guidance issued by the Internal Revenue Service.

The above subsections (i) and (ii) shall be subject to the distribution provisions of the last paragraph of Section 3.13(f).

If the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Elective Contributions plus Bonus Contributions for a Highly Compensated Employee shall be determined by “leveling” (as hereafter defined), the highest Elective Contributions plus Bonus Contributions made by Highly Compensated Employees until the Average Actual Deferral Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, “leveling” means reducing the Elective Contributions plus Bonus Contributions of the Highly Compensated Employee with the highest Elective Contribution plus Bonus Contribution amount to the extent required to:

(A)	enable the Average Actual Deferral Percentage limitations to be met; or

(B)

cause such Highly Compensated Employee’s Elective Contribution and Bonus Contribution amounts to equal the dollar amount of the Elective Contributions plus Bonus Contributions of the Highly Compensated Employee with the next highest Elective Contribution plus Bonus Contribution amounts by distribution of such excess Elective Contributions plus Bonus Contributions, as described below, to the Highly Compensated Employee whose Elective Contributions plus Bonus Contributions equal the highest dollar amount, and repeating such process until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Deferral Percentage limitations.

If Elective Contributions plus Bonus Contributions made on behalf of a Participant during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings

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thereon as determined under Section 3.10, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account and/or Roth Contribution Account, if implemented, upon approval by the Employer, and as applicable, no later than two and one-half (2-1/2) months after the close of such Plan Year.

In the case of a distribution of excess Elective Contributions plus Bonus Contributions, a Highly Compensated Employee may designate the extent to which the amount of excess Elective Contributions plus Bonus Contributions is composed of Before-Tax Contributions, Bonus Contributions and Roth Contributions, if any, however, only to the extent such types of Elective Contributions plus Bonus Contributions were made for the Plan Year. In the event the Highly Compensated Employee does not designate which type of Elective Contributions plus Bonus Contributions are to be distributed, the Highly Compensated Employee’s Before-Tax Contributions, then his Bonus Contributions, followed by Roth Contributions, if any, shall be distributed.

If Elective Contributions plus Bonus Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any Matching Contributions, including any earnings thereon as determined under Section 3.10, that are attributable to Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer, which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under Section 4.2.

In the event that the Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.3 shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan.

If any Highly Compensated Employee is a Participant in two (2) or more cash or deferred arrangements of the Employer, for purposes of determining the Actual Deferral Percentage with respect to such Highly Compensated Employee, all cash or deferred arrangements shall be treated as one (1) cash or deferred arrangement.

In the event the Plan is disaggregated into separate plans under the rules of Section 410(b) of the Code, then each separate plan can apply a different testing method.

Additional Elective Contributions that are made by reason of a Participant’s qualified military service pursuant to Section 414(u) of the Code, shall not be taken into account under the Actual Deferral Percentage test.

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Article III — Contributions and Limitations on Contributions

Special Contributions may be taken into account in determining the actual deferral ratio for an Eligible Employee for a Plan Year, but only to the extent such Special Contributions satisfy the requirements set forth in Sections 1.401(k)-2(a)(6)(i), (ii), (iii) and (iv) of the Treasury regulations.

(b)

Elective Contributions, as described under Section 3.1, Bonus Contributions, as described under Section 3.2, and any elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer may be adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code. This Section 3.3(b) shall be subject to the distribution provisions of the last paragraph of Section 3.13(f).

No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 3.7, if applicable.

(c)

If Elective Contributions plus Bonus Contributions made on behalf of a Participant during any Plan Year exceed the dollar limitation set forth in subsection (b), such contributions, including any earnings thereon as determined under Section 3.10, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account and/or Roth Contribution Account, if implemented, upon approval by the Employer, and as applicable, no later than April 15th of the calendar year following the close of such Plan Year.

If Elective Contributions plus Bonus Contributions during any Plan Year exceed the maximum dollar amount applicable to a Participant as set forth in subsection (b), any Matching Contributions, including any earnings thereon as determined under Section 3.10, that are attributable to Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer, which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under Section 4.2.

(d)

Subject to the requirements of Sections 401(a) and 401(k) of the Code, the maximum amounts under subsections (a) and (b) may differ in amount or percentage as between individual Participants or classes of Participants, and any Compensation Reduction Agreement or Enrollment Application for Bonus Contributions or Election Form for Bonus Contributions may be terminated, amended, or suspended without the consent of any such Participant or Participants in order to comply with the provisions of such subsections (a) and (b).

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Article III — Contributions and Limitations on Contributions

3.4	Changes in Elective Contributions

Unless (a) an election is made to the contrary, or (b) a Participant receives a Hardship distribution pursuant to Section 7.3(c)(iii), the percentage of Elective Contributions made under Section 3.1 shall continue in effect as long as the Participant has a Compensation Reduction Agreement in force. A Participant may, by completing the applicable form (or electronically), prospectively increase or decrease the rate of Elective Contributions to any of the percentages authorized under Section 3.1 or suspend Elective Contributions without withdrawing from participation in the Plan. Such election must be filed at least ten (10) days prior to the first day of the payroll period with respect to which such change is to become effective. A Participant who has Elective Contributions suspended may resume such contributions by completing and filing the applicable form (or electronically). Not more often than once during any six month period may an election be made which would prospectively increase, decrease, suspend or resume Elective Contributions of a Participant. A Participant may terminate his Elective Contributions at any time.

Elective Contributions based on Compensation for the period during which such contributions had been suspended or decreased may not be made up at a later date.

3.5	Matching Contributions

(a)

The Employer may make contributions on behalf of each Participant in an amount equal to ten percent (10%) of the first six percent (6%) of the Participant’s Elective Contributions on a payroll basis, for a maximum Matching Contribution of six tenths of a percent (0.6%) of the Participant’s Compensation.

	(b)	Matching Contributions shall be credited to the Participant’s Matching Contribution Account and shall be invested in accordance with Article VI of the Plan.

(c)

If a Participant terminates his Elective Contributions, Matching Contributions attributable to such contributions will also cease. If Elective Contributions are suspended, the Matching Contributions attributable to such contributions will be suspended for the same period. Subject to the limitations set forth in subsection (a), if Elective Contributions are increased or decreased, Matching Contributions attributable to such contributions will be increased or decreased during the same period. Matching Contributions for the period during which Elective Contributions had been suspended or decreased may not be made up at a later date.

	(d)	Matching Contributions shall not be made with respect to any Bonus Contributions.

	(e)	Matching Contributions may be reviewed and modified by the Employer’s Board, from time to time.

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Article III — Contributions and Limitations on Contributions

3.6	Special Contributions

In addition to any other contributions, the Employer may, in its discretion, make Special Contributions for a Plan Year to the Before-Tax Contribution Account of any Eligible Employees. Such Special Contributions may be limited to the amount necessary to insure that the Plan complies with the requirements of Section 401(k) of the Code. The Special Contributions made on behalf of a Participant shall be invested in accordance with Article VI of the Plan.

The Employer may provide that Special Contributions be made only on behalf of each Eligible Employee who is a Non-Highly Compensated Employee on the last day of the Plan Year. Such Special Contributions shall be allocated in proportion to each such Eligible Employee’s Compensation for the Plan Year.

Any other provision of the Plan to the contrary notwithstanding, no Matching Contributions shall be made with respect to any Special Contributions.

3.7	Catch-Up Contributions

All Employees who are eligible to make Elective Contributions under this Plan and who have attained age 50 before the close of the Plan Year, shall be eligible to make Catch-Up Contributions in accordance with, and subject to the limitations of Section 414(v) of the Code. Such Catch-Up Contributions shall not be taken into account for purposes of Section 3.3(b) implementing the required limitations of Section 402(g) of the Code and Section 3.13 implementing the required limitations of Section 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such Catch-Up Contributions.

Catch-Up Contributions shall be credited to an Employee’s Before-Tax Contribution Account or Roth Contribution Account, if implemented, upon approval by the Employer, as applicable, and shall be invested in accordance with Article VI of the Plan.

3.8	Limitation on Matching Contributions

The Actual Contribution Percentage made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Contribution Percentage for the group of such Highly Compensated Employees for the Plan Year shall not exceed the greater of:

(a)

the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year, and effective January 1, 2008, were Non-Highly Compensated Employees for the preceding Plan Year, multiplied by 1.25; or

(b) the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year, and

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Article III — Contributions and Limitations on Contributions

effective January 1, 2008, were Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two (2), provided that the difference in the Average Actual Contribution Percentage for Highly Compensated Employees and Non-Highly Compensated Employees does not exceed two percent (2%).

The current Plan Year testing method can only be modified if the Plan meets the requirements for changing to preceding Plan Year testing as set forth in Code Section 401(m) and final Regulations under Section 1.401(m)-2, or any successor future guidance issued by the Internal Revenue Service. Effective January 1, 2008, the preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Code Section 401(m) and final Regulations under Section 1.401(m)-2, or any successor future guidance issued by the Internal Revenue Service.

The above subsections (a) and (b) shall be subject to the distribution provisions of the last paragraph of Section 3.13(f).

If the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Matching Contributions for a Highly Compensated Employee shall be determined by “leveling” (as hereafter defined,) the highest Matching Contributions until the Average Actual Contribution Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, “leveling” means reducing the Matching Contributions made on behalf of the Highly Compensated Employee with the highest Matching Contribution amount to the extent required to:

(i) enable the Average Actual Contribution Percentage limitations to be met; or

(ii)

cause such Highly Compensated Employee’s Matching Contribution amount to equal the dollar amount of the Matching Contribution made on behalf of the Highly Compensated Employee with the next highest Matching Contribution amount, and repeating such process until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Contribution Percentage limitations.

If Matching Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.10, shall, whether or not vested, be treated as Forfeitures under Section 4.2.

In the event that the Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code

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only if aggregated with the Plan, then this Section 3.8 shall be applied by determining the Actual Contribution Percentages of Eligible Employees as if all such plans were a single plan.

If any Highly Compensated Employee is a Participant in two (2) or more plans of the Employer, for purposes of determining the Actual Contribution Percentage with respect to such Highly Compensated Employee, all such plans shall be treated as one (1) plan.

In the event the Plan is disaggregated into separate plans under the rules of Section 410(b) of the Code, then each separate plan can apply a different testing method.

Additional Matching Contributions and employee contributions that are made by reason of a Participant’s qualified military service pursuant to Section 414(u) of the Code, shall not be taken into account under the Actual Contribution Percentage test.

A Matching Contribution, with respect to an elective deferral for a Non-Highly Compensated Employee, if any, may not be taken into account under the Actual Contribution Percentage test to the extent it exceeds the greatest of:

	(I)	five percent (5%) of Compensation;

	(II)	the Participant’s elective deferrals for a Plan Year; and

	(III)	the product of two (2) times the Plan’s representative matching rate and the Participant’s elective deferrals for a Plan Year.

For purposes of the preceding paragraph, the Plan’s representative matching rate is the lowest matching rate for any eligible Non-Highly Compensated Employee among a group of Non-Highly Compensated Employees that consists of half of all eligible Non-Highly Compensated Employees for the Plan Year who make elective deferrals for the Plan Year (or, if greater, the lowest matching rate for all eligible Non-Highly Compensated Employees who are employed by the Employer on the last day of the Plan Year and who make elective deferrals for the Plan Year). The matching rate for a Participant generally is the matching contributions made for such Participant divided by the Participant’s elective deferrals for the Plan Year. If the matching rate is not the same for all levels of elective deferrals for a Participant, the Participant’s matching rate is determined assuming that a Participant’s elective deferrals are equal to six percent (6%) of Compensation.

3.9	Discretionary Employer Contributions

(a)

Subject to the limitations of Section 3.13, the Employer may, in its sole and absolute discretion, make Discretionary Employer Contributions to the Plan for a Plan Year. Discretionary Employer Contributions shall be in an amount determined by the Board and will be allocated proportionately, based on the Compensation of each Participant during a Plan Year and provided that such Participant is in the employ of the Employer on the last day of such Plan Year.

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Article III — Contributions and Limitations on Contributions

(b)

Notwithstanding the foregoing, a Participant who incurs a Termination of Service prior to the last day of the Plan Year for reasons of death, Disability or retirement on a Retirement Date shall receive a Discretionary Employer Contribution pursuant to Section 3.9(a) above, for the Plan Year up to the date of his Termination of Service.

(c)

The Discretionary Employer Contributions allocated to each Participant shall be credited to such Participant’s Discretionary Employer Contribution Account and shall be invested in accordance with Article VI of the Plan. Any and all withdrawals, distributions or payments from a Participant’s Discretionary Employer Contribution Account shall be made in accordance with Article VII, or Article VIII of the Plan, whichever is applicable.

3.10	Interest on Excess Contributions

In the event Before-Tax Contributions and/or Bonus Contributions and/or Roth Contributions, if implemented, upon approval by the Employer and/or Matching Contributions made on behalf of a Participant during a Plan Year exceed the maximum allowable amount as described in Section 3.3(a), 3.3(b) or 3.8 (“Excess Contributions”) and such Excess Contributions and earnings thereon are payable to the Participant under the applicable provisions of the Plan, earnings on such Excess Contributions for the period commencing with the first day of the Plan Year in which the Excess Contributions were made and ending with the date of payment to the Participant (“Allocation Period”) shall be determined in accordance with the provisions of this Section 3.10.

The earnings allocable to excess Before-Tax Contributions and/or Bonus Contributions and/or Roth Contributions, if implemented, upon approval by the Employer, for an Allocation Period shall be equal to the sum of (a) plus (b) where (a) and (b) are determined as follows:

(a)

The amount of earnings attributable to the Participant’s Before-Tax Contribution Account and/or Roth Contribution Account, if any for the Plan Year multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions, Special Contributions and/or Bonus Contributions and/or Roth Contributions, if any for the Plan Year, and the denominator of which is the sum of (i) the Net Value of the Participant’s Before-Tax Contribution Account and/or Roth Contribution Account, if any, as of the last day of the immediately preceding Plan Year and (ii) the contributions (including the Excess Contributions) made to the Before-Tax Contribution Account and/or Roth Contribution Account, if any on the Participant’s behalf during such Plan Year.

(b)

The amount of earnings attributable to the Participant’s Before-Tax Contribution Account and/or Roth Contribution Account, if implemented, upon approval by the Employer, for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Before-

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Article III — Contributions and Limitations on Contributions

Tax Contributions, Special Contributions and/or Bonus Contributions made to the Before-Tax Contribution Account and/or Roth Contributions, if any, made to the Roth Contribution Account on the Participant’s behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant’s Before-Tax Contribution Account and/or Roth Contribution Account, if any, on the first day of the Plan Year in which the payment is made to the Participant.

The earnings allocable to excess Matching Contributions for an Allocation Period shall be equal to the sum of (A) and (B) where (A) and (B) are determined as follows:

(A)

The amount of earnings attributable to the Participant’s Matching Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Matching Contributions for the Plan Year, and the denominator of which is the sum of (I) the Net Value of the Participant’s Matching Contribution Account as of the last day of the immediately preceding Plan Year and (II) the contributions (including the Excess Contributions) made to the Matching Contribution Account on the Participant’s behalf during such Plan Year.

(B)

The amount of earnings attributable to the Participant’s Matching Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Matching Contributions made to the Matching Contribution Account on the Participant’s behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant’s Matching Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

3.11	Payment of Contributions

As soon as possible after each payroll period, but not less often than once a month, the Employer shall deliver to the Trustee: (a) the Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer, required to be made to the Trust Fund during such payroll period under the applicable Compensation Reduction Agreements, and (b) the amount of all Matching Contributions required to be made to the Trust Fund for such payroll period. In addition, as soon as possible after the awarding of a Bonus, the Employer shall deliver to the Trustee, the amount of all Bonus Contributions required to be made to the Trust Fund under the applicable Enrollment Application for Bonus Contributions or Election Form for Bonus Contributions.

Special Contributions and Discretionary Employer Contributions shall be forwarded by the Employer to the Trustee no later than the time for filing the Employer’s federal income tax return, plus any extensions thereon, for the Plan Year to which they are attributable.

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Article III — Contributions and Limitations on Contributions

3.12	Rollover Contribution

Subject to such terms and conditions as may from time to time be established by the Committee and the Trustee, an Employee, whether or not a Participant, may contribute a Rollover Contribution to the Trust Fund; provided, however, that such Employee shall submit a written certification, in form and substance satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. The Committee shall be entitled to rely on such certification and shall accept the contribution on behalf of the Trustee. Rollover Contributions shall be credited to an Employee’s Rollover Contribution Account and shall be invested in accordance with Article VI of the Plan.

Subject to the requirements of Section 401(a)(11) and Section 417 of the Code, if applicable, and the provisions set forth in Section 7.10 and under Section 72(t) of the Code, an Employee may request, at any time, to receive a distribution from his Rollover Contribution Account in the form of a withdrawal, pursuant to Section 7.2 or a distribution pursuant to Section 7.5 or 7.6, as applicable.

3.13	Section 415 Limits on Contributions

	(a)	For purposes of this Section 3.13, the following terms and phrases shall have the meanings hereafter ascribed to them:

(i)

“Annual Additions” shall mean the sum of the following amounts credited to a Participant’s Accounts for the Limitation Year: (A) Employer contributions, including Before-Tax Contributions, Bonus Contributions, Matching Contributions and Discretionary Employer Contributions; (B) Roth Contributions, if implemented, upon approval by the Employer and any other Employee contributions; (C) forfeitures; (D) (1) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and (2) amounts derived from contributions, paid or accrued, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code, maintained by the Employer; and (E) amounts allocated under a simplified employee pension plan are treated as Annual Additions. Annual Additions include the following contributions credited to a Participant’s Accounts for the Limitation Year, regardless of whether such contributions have been distributed to the Participant:

			(I)	Before-Tax Contributions, Bonus Contributions and/or Roth Contributions, if any which exceed the limitations set forth in Section 3.3(a);

			(II)	Before-Tax Contributions, Bonus Contributions and/or Roth Contributions, if any made on behalf of a Highly Compensated

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Contributions and Limitations on Contributions

Employee which exceed the limitations set forth in Section 3.3(b); and

		(III)	Matching Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.8.

(ii)

“Current Accrued Benefit” shall mean a Participant’s annual accrued benefit under a defined benefit plan, determined in accordance with the meaning of Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987. In determining the amount of a Participant’s Current Accrued Benefit, the following shall be disregarded:

		(A)	any change in the terms and conditions of the defined benefit plan after May 5, 1986; and

		(B)	any cost of living adjustment occurring after May 5, 1986.

	(iii)	“Defined Benefit Plan” and “Defined Contribution Plan” shall have the meanings set forth in Section 415(k) of the Code.

	(iv)	“Limitation Year” shall mean the calendar year.

(v)

“Section 415 Compensation” shall be a Participant’s remuneration as defined in Income Tax Regulations Sections 1.415-2(d)(2), (3) and (6). For purposes of this Section, Section 415 Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code.

For purposes of applying the Limitations described in this Section 3.13, compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of an Employee by reason of Section 132(f)(4) of the Code.

(b)

For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code), all affiliated service groups (as defined under Section 414(m) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) that employs any person who is considered an Employee under Section 414(n) of the Code and any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code, shall be treated as a single employer.

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(c)

If the Employer maintains more than one qualified Defined Contribution Plan on behalf of its Employees, such plans shall be treated as one Defined Contribution Plan for purposes of applying the Section 415 limitations of the Code.

(d)

Except to the extent permitted under Section 3.7, if applicable, the Annual Additions that may be contributed or allocated to a Participant’s Accounts under the Plan for any Limitation Year shall not exceed the lesser of:

	(i)	forty-five thousand dollars ($45,000), as adjusted for increases in the cost-of-living under Section 415(d) of the Code; or

	(ii)	one hundred percent (100%) of the Participant’s Section 415 Compensation for the Limitation Year.

The compensation limit referred to in subsection (ii), above, shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

(e)

If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant’s annual Compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant, or as otherwise permitted by the Internal Revenue Service, the Annual Additions to a Participant’s Accounts for a Limitation Year exceed the limitation set forth in subsection (d) above during the Limitation Year, any or all of the following contributions on behalf of such Participant shall be immediately adjusted to that amount which will result in such Annual Additions not exceeding the limitation set forth in subsection (d):

	(i)	Discretionary Employer Contributions;

	(ii)	Bonus Contributions;

	(iii)	Before-Tax Contributions;

	(iv)	Special Contributions; and

	(v)	Matching Contributions.

(f)

If the Annual Additions to a Participant’s Accounts for a Limitation Year exceed the limitations set forth in subsection (d) above at the end of a Limitation Year, such excess amounts shall not be treated as Annual Additions in such Limitation Year but shall instead be treated in accordance with the following:

(i)

such excess amounts shall be used to reduce the Elective Contributions, Bonus Contributions, Discretionary Employer Contributions, Matching Contributions and/or Special Contributions to be made on behalf of such

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Article III —
Contributions and Limitations on Contributions

Participant in the succeeding Limitation Year, provided that such Participant is an Eligible Employee during such succeeding Limitation Year. If such Participant is not an Eligible Employee or ceases to be an Eligible Employee during such succeeding Limitation Year, any remaining excess amounts from the preceding Limitation Year shall be allocated during such succeeding Limitation Year to each Participant then actively participating in the Plan. Such allocation shall be in proportion to the Elective Contributions made to date on his behalf for such Limitation Year, or the prior Limitation Year with respect to an allocation as of the beginning of a Limitation Year, before any other contributions are made in such succeeding Limitation Year; or

(ii)	such excess amounts may be reduced by the distribution of such Participant’s Elective Contributions or Bonus Contributions to such Participant.

The Employer will, at the end of the Limitation Year in which such excess amounts were made, choose the manner in which to treat such excess amounts on a uniform and nondiscriminatory basis on behalf of all affected Participants. If such excess amounts are reduced by the distribution described in subsection (ii), the amounts of such distribution shall not be taken into account for purposes of Sections 3.3(a)(i) and (ii), 3.8(a) and (b), or in determining the limitation in Section 3.3(b). In addition, any Matching Contributions attributable to such amounts shall constitute Forfeitures as described in Section 4.2.

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Article IV —
Vesting and Forfeitures

ARTICLE IV —
VESTING AND FORFEITURES

4.1	Vesting

(a)

An Employee shall always be fully vested in the Net Value of his Before-Tax Contribution Account, the Net Value of his Roth Contribution Account, if implemented, upon approval by the Employer and the Net Value of his Rollover Contribution Account.

(b)

A Participant shall become fully vested in the Net Value of his Matching Contribution Account and the Net Value of his Discretionary Employer Contribution Account upon the earlier of such Participant’s (i) Normal Retirement Age or (ii) termination of employment by reason of death, Disability or reaching his Retirement Date.

(c)

A Participant who is not fully vested under subsection (b) shall be vested in the Net Value of his Matching Contribution Account and the Net Value of his Discretionary Employer Contribution Account in accordance with the following schedule:

Period of Service	Vested Percentage

Less than 2 years	0%
2 years but less than 3 years	20%
3 years but less than 4 years	40%
4 years but less than 5 years	60%
5 years but less than 6 years	80%
6 years or more	100%

For purposes of determining a Participant’s Period of Service under this subsection (c) and under Section 4.3, employment with an Affiliated Employer shall be deemed employment with the Employer.

For purposes of determining a Participant’s vested percentage of the Net Value of his Matching Contribution Account and Discretionary Employer Contribution Account, all Periods of Service shall be included.

(d)	The vested Net Value of a Participant’s Matching Contribution Account and Discretionary Employer Contribution Account shall be determined as follows:

(i)

the Participant’s Matching Contribution Account and Discretionary Employer Contribution Account shall first be increased to include (A) that portion of such Account which had been previously withdrawn in accordance with Sections 7.2 and 7.3 and (B) that portion of such Account

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Article IV —
Vesting and Forfeitures

which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination;

(ii) the applicable vested percentage determined in accordance with subsection (c) shall then be applied to such Account as determined in accordance with clause (i);

(iii)

the amount determined in accordance with clause (ii) shall then be reduced by (A) that portion of such Account which had been previously withdrawn in accordance with Sections 7.2 and 7.3 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination.

4.2	Forfeitures

Forfeitures shall be treated as Matching Contributions and shall be applied to reduce the amount of subsequent Matching Contributions otherwise required to be made.

With respect to a Participant’s Matching Contribution Account, anything in Section 4.1 to the contrary notwithstanding, any Matching Contribution forfeited in accordance with the seventh paragraph of Section 3.3(a), the second paragraph of Section 3.3(c), the fifth paragraph of Section 3.8 or the second paragraph of Section 3.13(f), shall be applied to reduce the amount of subsequent Matching Contributions otherwise required to be made.

If a former Participant who is not fully vested in the Net Value of his Accounts receives a distribution of his vested interest in the Net Value of his Accounts and is subsequently reemployed by the Employer prior to incurring five (5) consecutive One Year Periods of Severance, he shall have the Net Value of his Accounts as of the date he previously terminated employment reinstated provided he repays the full amount of his distribution in cash or cash equivalents before the end of the five (5) consecutive One Year Periods of Severance commencing with the date of distribution. The reinstated amount shall be unadjusted by any gains or losses occurring subsequent to the Participant’s termination of employment and prior to repayment of such distribution. Any forfeited amounts required to be reinstated hereunder shall be made by an additional Employer contribution for such Plan Year. If such former Participant does not repay the full amount of his distribution in cash or cash equivalents before the end of the five (5) consecutive One Year Periods of Severance commencing with the date of distribution, the Net Value of his Accounts as of the date he previously terminated employment shall not be reinstated.

4.3	Vesting upon Reemployment

(a) For purposes of this Section 4.3, “Period of Service” means an Employee’s Period of Service determined in accordance with Section 4.1(c).

(b) For the purpose of determining a Participant’s vested interest in the Net Value of his Matching Contribution Account and Discretionary Employer Contribution Account:

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Article IV —
Vesting and Forfeitures

(i)

if an Employee is not vested in any Matching Contributions and Discretionary Employer Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Employee shall receive credit for his Periods of Service prior to his One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (A) five (5) years or (B) the aggregate number of his Periods of Service credited before his One Year Period of Severance.

(ii)

if a Participant is partially vested in any Matching Contributions and Discretionary Employer Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for his Periods of Service prior to his One Year Period of Severance; provided, however, that after five (5) consecutive One Year Periods of Severance, a former Participant’s vested interest in the Net Value of the Matching Contribution Account and Discretionary Employer Contribution Account attributable to Periods of Service prior to his One Year Period of Severance shall not be increased as a result of his Periods of Service following his reemployment date.

(iii)

if a Participant is fully vested in any Matching Contributions and Discretionary Employer Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for all his Periods of Service prior to his One Year Period of Severance.

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Article V —
Trust Fund, Investment Funds And Voting Rights

ARTICLE V —
TRUST FUND, INVESTMENT FUNDS AND VOTING RIGHTS

5.1	Trust Fund

The Employer has adopted the Trust Agreement as the funding vehicle with respect to the Investment Funds.

All contributions forwarded by the Employer to the Trustee pursuant to the Trust Agreement shall be held by the Trustee in trust and shall be invested as provided in Article VI and in accordance with the terms and provisions of the Trust Agreement.

All assets of the Plan shall be held for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.

The Trustee shall invest and reinvest the Trust Fund, and the income therefrom, without distinction between principal and income, in accordance with the terms and provisions of the Trust Agreement. The Trustee may maintain such part of the Trust Fund in cash uninvested as it shall deem necessary or desirable. The Trustee shall be the owner of and have title to all the assets of the Trust Fund and shall have full power to manage the same, except as otherwise specifically provided in the Trust Agreement.

5.2	Interim Investments

The Trustee may temporarily invest any amounts designated for investment in any of the Investment Funds of the Trust Fund identified herein in the Investment Fund which provides for a stable investment return, as determined by the Trustee and retain the value of such contributions therein pending the allocation of such values to the Investment Funds designated for investment.

5.3	Account Values

(a)	General

The Net Value of the Accounts of an Employee means the sum of the total Net Value of each Account maintained on behalf of the Employee in the Trust Fund as determined as of the Valuation Date coincident with or next following the event requiring the determination of such Net Value. The assets of any Account shall consist of the Trust Fund Units and/or Shares credited to such Account. The applicable Trust Fund Units and Shares shall be valued from time to time by the Trustee, in accordance with the Trust

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Article V —
Trust Fund, Investment Funds And Voting Rights

Agreement, but not less often than monthly. On the basis of such valuations, each Employee’s Accounts shall be adjusted to reflect the effect of income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions during the period ending on the applicable Valuation Date.

(b)	Investment Funds Other Than the Beneficial Mutual Bancorp, Inc. Stock Fund

Upon receipt by the Trustee of Before-Tax Contributions, Bonus Contributions, Roth Contributions, if implemented, upon approval by the Employer, Matching Contributions, and, if applicable, Discretionary Employer Contributions, Rollover Contributions and Special Contributions, which are to be invested in the Investment Funds (other than the Beneficial Mutual Bancorp, Inc. Stock Fund) pursuant to Article VI, such contributions shall be applied to purchase Trust Fund Units for such Employee’s Accounts, using the value of such Trust Fund Units as of the close of business on the date received. Whenever a distribution or withdrawal is made to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Trust Fund Units credited to such Employee shall be reduced accordingly and each such distribution or withdrawal shall be charged against the Trust Fund Units of the Investment Funds of such Employee pro rata according to their respective values.

For the purposes of this Section 5.3(b), fractions of Trust Fund Units as well as whole Trust Fund Units may be purchased or redeemed for the Account of an Employee.

(c)	Beneficial Mutual Bancorp, Inc. Stock Fund

Upon receipt by the Trustee of Before-Tax Contributions, Bonus Contributions, Roth Contributions, if implemented, upon approval by the Employer, Matching Contributions, and, if applicable, Discretionary Employer Contributions, Rollover Contributions and Special Contributions, which are to be invested in the Beneficial Mutual Bancorp, Inc. Stock Fund pursuant to Article VI, such contributions shall be applied to purchase Shares of Beneficial Mutual Bancorp, Inc. Stock for the respective Employee’s Account, at the applicable Closing Price. Whenever a distribution or withdrawal from the Beneficial Mutual Bancorp, Inc. Stock Fund is made, in cash, to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Shares credited to such Employee shall be sold at the applicable Closing Price and the proceeds of such sale shall be attributed to such Employee’s Account.

For the purposes of this Section 5.3(c), fractions of Shares as well as whole Shares may be credited to such Employee’s Accounts.

5.4	Voting Rights, Tender Offers and Other Offers

(a)

Each Participant with an interest in the Beneficial Mutual Bancorp, Inc. Stock Fund shall have the right to participate confidentially in the exercise of voting rights appurtenant to Shares held in such Investment Fund, provided that such person had Shares in such Fund as of the most recent Valuation Date coincident

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Article V —
Trust Fund, Investment Funds And Voting Rights

with or preceding the applicable record date for which records are available. The Employer or its designee shall furnish to each Participant who has Shares credited to one or more of his Accounts (whether or not vested) notice of the date and purpose of each meeting of the stockholders of the Employer at which Beneficial Mutual Bancorp, Inc. Stock is entitled to be voted, and a voting instruction form to be returned to the Trustee. If the Participant furnishes such instructions to the Trustee within the time specified in the notification, the Trustee shall vote the Shares credited to the Participant’s Account in accordance with the Participant’s instructions. With respect to Shares credited to Participant Accounts as to which the Trustee did not receive timely voting instructions and with respect to Shares not credited to a Participant’s Account, the Trustee shall vote all such Shares as provided in the Trust Agreement.

(b)

The Committee shall furnish, or cause to be furnished, to each person with Shares in the Beneficial Mutual Bancorp, Inc. Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of the shares or by any proxy solicitor, to the holders of shares.

(c)

Each person with an interest in the Beneficial Mutual Bancorp, Inc. Stock Fund shall have the right to participate confidentially in the decision as to how to respond to a tender offer for Shares, provided that such person had Shares in such Account as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. The Trustee shall furnish to each Participant who has Shares credited to one or more of his Accounts (whether or not vested) notice of any tender or exchange offer for Beneficial Mutual Bancorp, Inc. Stock. The Trustee shall request from each such Participant instructions as to the tendering or exchanging of the Shares credited to the Participant’s Accounts, and for this purpose the Trustee shall provide each Participant with a reasonable period of time in which he may consider any such tender or exchange offer for Beneficial Mutual Bancorp, Inc. Stock. The Trustee shall tender or exchange Shares credited to the Participant’s Accounts, as to which the Trustee has received instructions to tender or exchange from Participants within the time specified by the Trustee. Beneficial Mutual Bancorp, Inc. Stock representing the Participant’s proportionate interest in the Beneficial Mutual Bancorp, Inc. Stock Fund, as to which the Trustee has not received timely instructions (or has received instructions not to tender) shall be tendered or exchanged as provided in the Trust Agreement. Beneficial Mutual Bancorp, Inc. Stock not credited to a Participant’s Account shall be tendered or exchanged by the Trustee as provided in the Trust Agreement.

(d)

Participant voting and tender or exchange instructions shall be held in confidence by the Trustee. In carrying out its responsibilities under this provision, the Trustee may conclusively rely on information furnished to it by the Employer, including the name and current addresses of Participants, and the number of Shares of Beneficial Mutual Bancorp, Inc. Stock credited to Participant Accounts.

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Article V —
Trust Fund, Investment Funds And Voting Rights

5.5	Dissenters’ Rights

Each person with an interest in the Beneficial Mutual Bancorp, Inc. Stock Fund on the applicable record date shall have the right to participate in the decision as to whether to exercise the dissenters’ rights appurtenant to Shares held in the Beneficial Mutual Bancorp, Inc. Stock Fund by completing and filing a written direction with the Trustee on a timely basis. The Trustee will exercise dissenters’ rights with respect to the Shares credited to the Participant’s Accounts as to which the Trustee has received such instructions. Dissenters’ rights shall not be exercised with respect to the remaining shares held in the Beneficial Mutual Bancorp, Inc. Stock Fund.

5.6	Power to Invest in Company Securities

The Committee may direct the Trustee to acquire or hold any security issued by the Employer or any Affiliated Employer which is a “qualifying employer security” as such term is defined under ERISA and to invest that portion of the assets of the Trust Fund in such securities.

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Article VI —
Investment Directions, Changes of Investment Directions
and Transfers Between Investment Funds

ARTICLE VI —
INVESTMENT DIRECTIONS, CHANGES OF INVESTMENT DIRECTIONS
AND TRANSFERS BETWEEN INVESTMENT FUNDS

6.1	Investment Directions

Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Trust Fund Units in any one or more of the Investment Funds of the Trust Fund, either as directed Investment Funds and/or managed Investment Funds, other than the Beneficial Mutual Bancorp, Inc. Stock Fund and commencing on the Reorganization Date, to purchase Shares in the Beneficial Mutual Bancorp, Inc. Stock Fund. Such direction shall indicate the percentage, in multiples of one percent (1%), in which Before-Tax Contributions, Bonus Contributions, Roth Contributions, if implemented, upon approval by the Employer, Matching Contributions, Discretionary Employer Contributions, Special Contributions, Catch-Up Contributions, and Rollover Contributions shall be made to the designated Investment Funds.

With respect to directed Investment Funds, to the extent a Participant shall fail to make an investment direction, contributions made on his behalf shall be applied to purchase Trust Fund Units in an Investment Fund which provides for a stable investment return, as determined by the Trustee.

6.2	Change of Investment Directions

A Participant may change any investment direction not more often than twice in any thirty (30) day period, in the form and manner prescribed by the Committee, either: (a) by completing and filing a notice at least ten (10) days prior to the effective date of such direction, or (b) by telephone or other electronic medium. Any such change shall be subject to the same conditions as if it were an initial direction and shall be applied only to any contributions to be invested on or after the effective date of such direction.

6.3	Transfers Between Investment Funds

A Participant or Beneficiary may, not more often than twice in any thirty (30) day period, redirect the investment of his Investment Funds such that a percentage of any one or more Investment Funds may be transferred to any one or more other Investment Funds in the form and manner prescribed by the Committee, either: (a) by filing a notice at least ten (10) days prior to the effective date of such change, or, (b) by telephone or other electronic medium. In the case of Investment Funds other than the Beneficial Mutual Bancorp, Inc. Stock Fund, the requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustee. In the case of the Beneficial Mutual Bancorp, Inc. Stock Fund, the requisite transfer shall be valued on the basis of the applicable Closing Price of the Shares on the date the transfer is effected.

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Article VI —
Investment Directions, Changes of Investment Directions
and Transfers Between Investment Funds

6.4	Employees Other than Participants

	(a)	Investment Direction

An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of Section 3.13, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Trust Fund Units in any one or more of the Investment Funds, and commencing on the Reorganization Date, to purchase Shares in the Beneficial Mutual Bancorp, Inc. Stock Fund. Such direction shall indicate the percentage, in multiples of one percent (1%), in which contributions shall be made to the designated Investment Funds, and/or the Beneficial Mutual Bancorp, Inc. Stock Fund. To the extent any Employee shall fail to make an investment direction, the Rollover Contributions shall be applied to the purchase of Trust Fund Units in the Investment Fund which provides for a stable investment return, as determined by the Trustee.

	(b)	Transfers Between Investment Funds

An Employee who is not a Participant may, subject to the provisions of Section 6.3, not more often than twice in any thirty (30) day period, redirect the investment of his Investment Funds such that a percentage of any one or more Investment Funds may be transferred to any one or more other Investment Funds. In the case of Investment Funds other than the Beneficial Mutual Bancorp, Inc. Stock Fund, the requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustee. In the case of the Beneficial Mutual Bancorp, Inc. Stock Fund, the requisite transfer shall be valued on the basis of the applicable Closing Price of the Shares on the date the transfer is effected.

6.5	Restrictions on Investments in the Beneficial Mutual Bancorp, Inc. Stock Fund for Certain Participants

Notwithstanding anything in the Plan to the contrary, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 may be subject to Section 16(b) liability if such Participant has an intra-plan transfer, in accordance with the provisions of Section 6.3 and/or Section 6.4, involving the Beneficial Mutual Bancorp, Inc. Stock Fund within six (6) months of the next preceding transfer into or out of the Beneficial Mutual Bancorp, Inc. Stock Fund. In addition, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 who elects to receive a cash distribution from his Beneficial Mutual Bancorp, Inc. Stock Fund account under the Plan, including redemption of such stock for purposes of cash withdrawals under Section 7.2 and/or Section 7.3 and/or loans under Article VIII, may similarly be subject to Section 16(b) liability for any short swing profits within six (6) months of the next preceding transfer into or out of the Beneficial Mutual Bancorp, Inc. Stock Fund.

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Article VI —
Investment Directions, Changes of Investment Directions
and Transfers Between Investment Funds

However, unless otherwise required by rules and regulations of the Securities and Exchange Commission, Section 16(b) liability will not result from distributions made in connection with a Participant’s death, Disability, termination of employment or retirement; pursuant to a domestic relations order described under Section 414(p) of the Code; as a result of the minimum distribution requirements described under Section 401(a)(9) of the Code; or as a result of the limitations described under Sections 401(k), 401(m), 402(g) and 415 of the Code.

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Article VII —
Payment of Benefits

ARTICLE VII —
PAYMENT OF BENEFITS

7.1	General

(a)

The vested interest in the Net Value of any one or more of the Accounts of a Participant, Beneficiary or any other person entitled to benefits under the Plan shall be paid only at the times, to the extent, in the manner, and to the persons provided in this Article VII.

(b)

Notwithstanding the foregoing, if payments are fifty dollars ($50.00) or less, the Committee, in its sole discretion, may determine to make such payments in a lump sum or in quarterly, semi-annual, or annual installments.

	(c)	The Net Value of any one or more of the Accounts of a Participant shall be subject to the provisions of Section 8.7.

(d)

Notwithstanding any provisions of the Plan to the contrary, any and all withdrawals, distributions or payments made under the provisions of this Article VII shall be made in accordance with the minimum distribution requirements set forth in Section 7.10.

(e)

A Participant’s Before-Tax Contributions, Bonus Contributions, Roth Contributions, if implemented, upon approval by the Employer, Special Contributions, qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant’s severance from employment. Such a distribution shall, however, be subject to the other provisions this Article VII regarding distributions, other than provisions that require a severance from employment before such amounts may be distributed. A change in status from Employee to Leased Employee, shall not constitute a severance from employment.

	(f)	Distributions from the Beneficial Mutual Bancorp, Inc. Stock Fund under this Article VII, shall be made in accordance with Section 7.11 hereunder.

(g)

For purposes of valuing distributions and withdrawals from the Plan, the Net Value of a Participant’s Accounts invested in the Beneficial Mutual Bancorp, Inc. Stock Fund shall be based on the applicable Closing Price on the date the distribution or withdrawal from the Participant’s Account is effected.

7.2	Non-Hardship Withdrawals

(a)

Subject to the terms and conditions contained in this Section 7.2, upon ten (10) days prior written notice to the Committee, each Participant shall be entitled to withdraw not more often than once during any Plan Year all or any portion of the Net Value of his Accounts in the following order of priority:

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Article VII —
Payment of Benefits

		(i)	the Net Value of the Employee’s Rollover Contribution Account;

		(iii)	the Net Value of his Before-Tax Contribution Account, provided the Participant has attained age fifty-nine and one-half (59-1/2);

		(iii)	the vested interest in the Net Value of his Matching Contribution Account, provided the Participant has attained age fifty-nine and one-half (59-1/2); and

		(iv)	the vested interest in the Net Value of his Discretionary Employer Contribution Account, provided the Participant has attained age fifty-nine and one-half (59-1/2).

	(b)	Withdrawals under this Section 7.2 shall be made in the following order of priority:

(i)

by the redemption of Trust Fund Units from each of the Participant’s Accounts in the order set forth in Section 7.2(a), on a pro rata basis from the Investment Funds thereunder, other than the Beneficial Mutual Bancorp, Inc. Stock Fund, as were selected by the Participant pursuant to Article VI; and

(ii)

if selected by the Participant pursuant to Article VI, by the redemption/sale of Shares invested in the Beneficial Mutual Bancorp, Inc. Stock Fund from each of the Participant’s Accounts in the order set forth in Section 7.2(a).

	(c)	Any withdrawals under this Section 7.2 shall be subject to the restrictions of Section 6.5.

7.3	Hardship Distributions

(a)

For purposes of this Section 7.3, a “Hardship” distribution shall mean a distribution that is (i) made on account of a condition which has given rise to immediate and heavy financial need of a Participant and (ii) necessary to satisfy such financial need. A determination of the existence of an immediate and heavy financial need and the amount necessary to meet the need shall be made by the Committee in accordance with uniform nondiscriminatory standards with respect to similarly situated persons.

	(b)	Immediate and Heavy Financial Need:

A Hardship distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

(i)

expenses for medical care described under Section 213(d) of the Code which were previously incurred by the Participant, the Participant’s Spouse or any of the Participant’s dependents as defined under Section 152 of the

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Article VII —
Payment of Benefits

Code, and a non-custodial child who is subject to the special rule of Section 152(e) of the Code, or expenses which are necessary to obtain medical care described under Section 213(d) of the Code for the Participant, the Participant’s Spouse or any of the Participant’s dependents as defined under Section 152 of the Code, and a non-custodial child who is subject to the special rule of Section 152(e) of the Code; or

	(ii)	purchase (excluding mortgage payments) of a principal residence of the Participant; or

(iii)

payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant’s Spouse, children or any of the Participant’s dependents as defined under Section 152 of the Code; or

	(iv)	the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant’s principal residence; or

	(v)	payments for funeral or burial expenses for the Participant’s deceased parent, spouse, child or dependent; or

(vi)

expenses to repair damage to the Participant’s principal residence that would qualify for a casualty loss deduction under Section 165 of the Code (determined without regard to whether the loss exceeds ten percent (10%) of adjusted gross income); or

(vii)

any other condition which the Commissioner of Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, deems to be an immediate and heavy financial need.

(c)	Necessary to Satisfy Such Financial Need:

(i)

A distribution will be treated as necessary to satisfy an immediate and heavy financial need of a Participant if: (A) the amount of the distribution is not in excess of (1) the amount required to relieve the financial need of the Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes and penalties reasonably anticipated to result from such distribution, and (B) such need may not be satisfied from other resources that are reasonably available to the Participant.

	(ii)	A distribution will be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Participant’s representation that the need cannot be relieved:

		(A)	through reimbursement or compensation by insurance or otherwise;

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Article VII —
Payment of Benefits

	(B)	by reasonable liquidation of the Participant’s assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

	(C)	by cessation of Elective Contributions, Bonus Contributions or Employee contributions, if any, under the Plan; or

(D)

by other currently available distributions (including distribution of ESOP dividends under Section 404(k) of the Code, if any) or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

For purposes of this subsection (c)(ii), the Participant’s resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.

(iii)	Alternatively, a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if (A) or (B) are met:

	(A)	all of the following requirements are satisfied:

(I)

the distribution is not in excess of (1) the amount of the immediate and heavy financial need of the Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution;

(II)

the Participant has obtained all other currently available distributions (including distribution of ESOP dividends under Section 404(k) of the Code, if any, but not Hardship distributions) and nontaxable (at the time of the loan) loans, under the Plan and all other plans maintained by the Employer; or

(B)

the requirements set forth in additional methods, if any, prescribed by the Commissioner of Internal Revenue (through the publication of revenue rulings, notices and other documents of general applicability) are satisfied.

For purposes of Section 3.4 and this Section 7.3(c)(iii), a Participant who receives a distribution of Elective Contributions and/or Bonus Contributions on account of Hardship shall be prohibited from making Elective Contributions and/or Bonus Contributions and Employee contributions under this Plan and all other plans of the Employer for six (6) months after receipt of the distribution.

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(d)

A Participant who has withdrawn the maximum amounts available to such Participant under Section 7.2 or a Participant who is not eligible for a withdrawal thereunder, may, in case of Hardship (as defined under this Section 7.3), apply not more often than once in any Plan Year to the Committee for a Hardship distribution. Any application for a Hardship distribution shall be made in writing to the Committee at least ten (10) days prior to the requested date of payment. Hardship distributions may be made by a distribution of all or a portion of an Employee’s (i) Before-Tax Contributions, (ii) earnings on Before-Tax Contributions which accrued prior to January 1, 1989, (iii) Bonus Contributions, (iv) Net Value of his Rollover Contribution Account, (v) vested interest in the Net Value of his Matching Contribution Account, and (vi) vested interest in the Net Value of his Discretionary Employer Contribution Account.

(e)	Distributions under this Section 7.3 shall be made in the following order of priority:

	(i)	the Participant’s Before-Tax Contributions and Bonus Contributions, including earnings on Before-Tax Contributions which accrued prior to January 1, 1989;

	(ii)	the vested interest in the Net Value of the Participant’s Matching Contribution Account;

	(iii)	the vested interest in the Net Value of the Participant’s Discretionary Employer Contribution Account; and

	(iv)	the Net Value of the Employee’s Rollover Contribution Account.

(f)	Distributions under this Section 7.3 shall be made in the following order of priority:

(i)

by the redemption of Trust Fund Units from each of the Participant’s Accounts in the order set forth in Section 7.3(e), on a pro rata basis from among the Investment Funds, thereunder, other than the Beneficial Mutual Bancorp, Inc. Stock Fund, as were selected by the Participant pursuant to Article VI; and

(ii)

if selected by the Participant pursuant to Article VI, by the redemption/sale of Shares invested in the Beneficial Mutual Bancorp, Inc. Stock Fund from each of the Participant’s Accounts in the order set forth in Section 7.3(e).

(g)	A Participant who receives a Hardship distribution under this Section 7.3 may have his Elective Contributions suspended in accordance with Section 7.3(c)(iii).

(h)	Any withdrawals under this Section 7.3 shall be subject to the restrictions of Section 6.5.

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7.4	Distribution of Benefits - General

(a)

If an Employee incurs a Termination of Service for any reason other than death, a distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee in accordance with the provisions of Section 7.5 or 7.6 or 7.8. The amount of such distribution shall be the vested interest in the Net Value of his Accounts. With respect to Investment Funds other than the Beneficial Mutual Bancorp, Inc. Stock Fund, such Net Value shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation acceptable to the Trustee for such purpose. With respect to the Beneficial Mutual Bancorp, Inc. Stock Fund, the Net Value of a Participant’s Accounts shall be determined on the basis of the applicable Closing Price of the Shares on the date the Shares are sold for his account.

(b)

An election by an Employee to receive the vested interest in the Net Value of his Accounts in a form other than in the normal form of benefit payment set forth in Sections 7.5(a) and (b) and Sections 7.6(a) and (b) may not be revoked or amended by him after he terminates his employment. Notwithstanding the foregoing, an Employee who elected to receive payment of benefits as of a deferred Valuation Date, may, by completing and filing the form prescribed by the Committee, change to another form of benefit payment.

(c)

An Employee who incurs a Termination of Service and is reemployed by the Employer prior to the distribution of all or part of the entire vested interest in the Net Value of his Accounts in accordance with the provisions of Section 7.5 or 7.6, shall not be eligible to receive or to continue to receive such distribution during his period of reemployment with the Employer. Upon such Employee’s subsequent Termination of Service, his prior election to receive a distribution in a form other than the normal form of benefit payment shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of Section 7.5 or 7.6 or 7.8.

(d)

An Employee’s vested interest in the Net Value of his Accounts in the Beneficial Mutual Bancorp, Inc. Stock Fund shall be distributed to the Participant, in accordance with the provisions of Sections 7.5 and 7.6, by the Trustee as soon as administratively possible following the date the Employer is informed by the Trustee of the Participant’s vested interest in such Accounts in the Beneficial Mutual Bancorp, Inc. Stock Fund. The distribution shall be made in accordance with Section 7.11 and the terms and provisions of the Trust Agreement.

7.5	Payments upon Retirement or Disability

(a)

If an Employee incurs a Termination of Service as of his Normal Retirement Date or his Postponed Retirement Date, or if an Employee incurs a Termination of Service as of his Early Retirement Date or due to Disability and the Net Value of his Accounts is less than or equal to one thousand dollars ($1,000), a lump sum

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distribution of the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating that the Employee incurred a Termination of Service as of such Retirement Date or date of Disability.

(b)

If an Employee incurs a Termination of Service as of his Normal Retirement Date, Postponed Retirement Date or Early Retirement Date or if an Employee incurs a Termination of Service due to Disability and the Net Value of his Accounts exceeds one thousand dollars ($1,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the date the Employee attained Normal Retirement Date or Postponed Retirement Date or would have attained his Normal Retirement Date if he were still employed by the Employer, or (ii) the date of receipt by the Trustee of the proper documentation indicating such Retirement Date.

(c)

In lieu of the normal form of benefit payment set forth in subsection (b), an Employee who incurs a Termination of Service as of his Early Retirement Date or incurs a Termination of Service due to Disability and the Net Value of his Accounts exceeds one thousand dollars ($1,000), may file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his Termination of Service and prior to his Normal Retirement Date. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee’s distribution date.

(d)

In lieu of the normal form of benefit payment set forth in subsection (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may elect to defer receipt of the vested interest in the Net Value of his Accounts beyond his Normal Retirement Date or Postponed Retirement Date. The applicable form must be filed at least thirty (30) days prior to the Employee’s Normal Retirement Date. If such an election is made, the vested interest in the Net Value of his Accounts shall continue to be held in the Trust Fund. Subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), the vested interest in the Net Value of his Accounts shall (i) be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee’s deferred distribution date.

(e)

In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a

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lump sum distribution equal to the vested interest in the Net Value of his Accounts be paid in a Direct Rollover pursuant to Section 7.8. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.

7.6	Payments upon Termination of Service for Reasons Other Than Retirement or Disability

(a)

If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (c) or (d) and the vested interest in the Net Value of the Employee’s Accounts is equal to or less than one thousand dollars ($1,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating that he incurred a Termination of Service.

(b)

If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (c) or (d) and the vested interest in the Net Value of the Employee’s Accounts exceeds one thousand dollars ($1,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the date the Employee would have attained his Normal Retirement Date if he were still employed by the Employer or (ii) the date of receipt by the Trustee of the proper documentation indicating the Employee’s attainment of Normal Retirement Date.

(c)

In lieu of the normal form of benefit payment set forth in subsection (b), an Employee who incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, may file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his Termination of Service and prior to the date he would have attained his Normal Retirement Date. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee’s distribution date.

(d)

In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of a date other than his Retirement Date or for reasons other than Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his

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Accounts be paid in a Direct Rollover pursuant to Section 7.8. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.

(e)

If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability and has not elected to receive the vested interest in the Net Value of his Accounts pursuant to an optional form of benefit payment in accordance with subsection (c) or (d), the Employer shall notify the Trustee of such termination.

7.7	Payments Upon Death

(a)

In the case of a married Participant, the Spouse shall be the designated Beneficiary. Notwithstanding the foregoing, such Participant may effectively elect to designate a person or persons other than the Spouse as Beneficiary. Such an election shall not be effective unless (i) such Participant’s Spouse irrevocably consents to such election in writing, (ii) such election designates a Beneficiary which may not be changed without spousal consent or the consent of the Spouse expressly permits designation by the Participant without any requirement of further consent by the Spouse, (iii) the Spouse’s consent acknowledges understanding of the effect of such election and (iv) the consent is witnessed by a Plan representative or acknowledged before a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the consent hereunder shall not be required. Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent.

	(b)	In the case of a single Participant, Beneficiary means a person or persons who have been designated under the Plan by such Participant or who are otherwise entitled to a benefit under the Plan.

(c)

The designation of a Beneficiary who is other than a Participant’s Spouse and the designation of any contingent Beneficiary shall be made in writing by the Participant in the form and manner prescribed by the Committee and shall not be effective unless filed prior to the death of such person. If more than one person is designated as a Beneficiary or a contingent Beneficiary, each designated Beneficiary in such Beneficiary classification shall have an equal share unless the Participant directs otherwise. For purposes of this Section 7.7, “person” includes an individual, a trust, an estate, or any other person or entity designated as a Beneficiary.

(d)

A married Participant who has designated a person or persons other than the Spouse as Beneficiary may, without the consent of such Spouse, revoke such prior election by submitting written notification of such revocation. Such revocation shall result in the reinstatement of the Spouse as the designated Beneficiary unless

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the Participant effectively designates another person as Beneficiary in accordance with the provisions of subsection (a). The number of election forms and revocations shall not be limited.

(e)

Upon the death of a Participant the remaining vested interest in the Net Value of his Accounts shall become payable, in accordance with the provisions of subsection (g), to his Beneficiary or contingent Beneficiary. If there is no such Beneficiary, the remaining vested interest in the Net Value of his Accounts shall be payable to the executor or administrator of his estate, or, if no such executor or administrator is appointed and qualifies within a time which the Committee shall, in its sole and absolute discretion, deem to be reasonable, then to such one or more of the descendants and blood relatives of such deceased Participant as the Committee, in its sole and absolute discretion, may select.

(f)

If a designated Beneficiary entitled to payments hereunder shall die after the death of the Participant but before the entire vested interest in the Net Value of Accounts of such Participant has been distributed, then the remaining vested interest in the Net Value of Accounts of such Participant shall be paid, in accordance with the provisions of subsection (g), to the surviving Beneficiary who is not a contingent Beneficiary, or, if there are no such surviving Beneficiaries then living, to the designated contingent Beneficiaries as shall be living at the time such payment is to be made. If there is no designated contingent Beneficiary then living, the remaining interest in the Net Value of his Accounts shall be paid to the executor or administrator of the estate of the last to die of the Beneficiaries who are not contingent Beneficiaries.

(g)

If a Participant dies before his entire vested interest in the Net Value of his Accounts has been distributed to him, the remainder of such vested interest shall be paid to his Beneficiary or, if applicable, his contingent Beneficiary, in a lump sum distribution as soon as practicable following the date of the Participant’s death. Notwithstanding the foregoing, if, prior to the Participant’s death, the Participant had elected to receive a deferred lump sum distribution and had not yet received such distribution, such Beneficiary shall receive a lump sum distribution as of the earlier of: (A) the Valuation Date set forth in the Participant’s election or (B) the last Valuation Date which occurs within one (1) year of the Participant’s death.

If the Beneficiary is the Participant’s Spouse and if benefits are payable to such Beneficiary as an immediate or deferred lump sum distribution, such Spouse may defer the distribution up to the date on which the Participant would have attained age seventy and one-half (70-1/2). If such Spouse dies prior to such distribution, the prior sentence shall be applied as if the Spouse were the Participant.

(h)	Notwithstanding anything in the Plan to the contrary, the provisions of subsections (a) through (g) shall also apply to a person who is not a Participant but

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who has made a contribution to and maintains a Rollover Contribution Account under the Plan.

7.8	Direct Rollover of Eligible Rollover Distributions

For purposes of this Section 7.8, the following definitions shall apply:

	(a)	“Direct Rollover” means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

(b)

“Distributee” means an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.

(c)

“Eligible Retirement Plan” means (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in Section 408(b) of the Code, (iii) an annuity plan described in Section 403(a) of the Code, (iv) a qualified trust described in Section 401(a) of the Code, (v) an annuity contract described in Section 403(b) of the Code, and (vi) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, that accepts the Distributee’s Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

Notwithstanding the foregoing, if any portion of an Eligible Rollover Distribution is attributable to payments or distributions from an Employee’s Roth Contribution Account, if implemented, upon approval by the Employer, Eligible Retirement Plan, with respect to such portion, means only (i) another designated Roth account under an applicable retirement plan described in Code Section 402A(e)(1) or (ii) a Roth IRA described in Code Section 408A and only to the extent the Eligible Rollover Distribution is permitted under Code Section 402(c).

(d)

“Eligible Rollover Distribution” means any distribution of two hundred dollars ($200) or more of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated

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Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any Hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code. For purposes of this Section 7.8(d), any amount that is distributed on account of Hardship shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section 7.8, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

7.9	Commencement of Benefits

(a)

Unless the Employee elects otherwise in accordance with the Plan, in no event shall the payment of benefits commence later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur: (i) the attainment by the Employee of age sixty-five (65), (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan or Prior Plan, or (iii) the termination of the Employee’s employment with the Employer; provided, however, that if the amount of the payment required to commence on the date determined under this sentence cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

	(b)	Subject to Section 7.1(d), distributions to five-percent owners:

The vested interest in the Net Value of the Accounts of a five-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70-1/2)) must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2). The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending in the calendar year in which such person attains age seventy and one-half (70-1/2) but who becomes a five-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a five-percent owner (as described in Section 416(i) of the Code).

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	(c)	Subject to Section 7.1(d), distributions to other than five-percent owners:

Except as otherwise provided in the following paragraph, the vested interest in the Net Value of the Accounts of any Employee who attains age seventy and one-half (70-1/2), must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2).

Effective January 1, 1997, an Employee otherwise required to receive a distribution under the preceding paragraph, may elect to defer distribution of the Net Value of his Accounts to the date of his termination of employment.

Notwithstanding the foregoing, the vested interest in the Net Value of the Accounts of (I) any Employee who becomes a Participant on or after January 1, 1997 or (II) any Employee who attains age seventy and one-half (70-1/2) in a calendar year beginning on or after the adoption date of the amendment addressing benefit commencement, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (1) his termination of employment or (2) his attainment of age seventy and one-half (70-1/2).

7.10	Minimum Distribution Requirements

	(a)	General Rules

The requirements of this Section 7.10 will take precedence over any inconsistent provisions of the Plan. All distributions required under this Section will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

	(b)	Time and Manner of Distribution

(i) Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

(ii)

Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(A)

If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

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(B)

If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(C)

If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant’s death.

(D)

If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Section 7.10(b)(ii), other than Section 7.10(b)(ii)(A), will apply as if the surviving Spouse were the Participant.

For purposes of this Section 7.10(b)(ii) and Section 7.10(d), unless Section 7.10(b)(ii)(D) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Section 7.10(b)(ii)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Section 7.10(b)(ii)(A). If distributions under an annuity purchased from an insurance company, if applicable, irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 7.10(b)(ii)(A), the date distributions are considered to begin is the date distributions actually commence.

(iii)

Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Section 7.10(b)(ii), but the Participant’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant’s death. If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant.

(iv)

Election to Allow Participants or Beneficiaries to Elect 5-Year Rule. Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the Life Expectancy rule in Sections 7.10(b)(ii) and 7.10(d)(ii) applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would

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be required to begin under Section 7.10(b)(ii), or by September 30 of the calendar year which contains the fifth (5th) anniversary of the Participant’s (or, if applicable, surviving Spouse’s) death. If neither the Participant nor Beneficiary makes an election under this subsection, distributions will be made in accordance with Sections 7.10(b)(ii) and 7.10(d)(ii) and, if applicable, the elections in Section 7.10(b)(iii) above.

(v)

Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with Sections 7.10(c) and (d). If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

(c)	Required Minimum Distributions During Participant’s Lifetime

(i)

Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

(A)

the quotient obtained by dividing the Participant’s Accounts by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or

(B)

if the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s Spouse, the quotient obtained by dividing the Participant’s Accounts by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the Distribution Calendar Year.

(ii)

Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 7.10(c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.

(d)	Required Minimum Distributions After Participant’s Death

	(i)	Death On or After Date Distributions Begin:

		(A)	Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a

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Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Accounts by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows:

		(I)	The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(II)

If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For Distribution Calendar Years after the year of the surviving Spouse’s death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.

(III)

If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(B)

No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Accounts by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii)	Death Before Date Distributions Begin:

(A)

Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death

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is the quotient obtained by dividing the Participant’s Accounts by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in Section 7.10(d)(i).

(B)

No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant’s death.

(C)

Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 7.10(b)(ii)(A), this Section 7.10(d)(ii) will apply as if the surviving Spouse were the Participant.

(e)	Definitions

For purposes of this Section 7.10, the following words and phrases shall have the meanings hereafter ascribed to them:

(i)

Designated Beneficiary. The individual who is designated as the Beneficiary under Section 1.10 of the Plan and is the Designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(ii)

Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 7.10(b)(ii). The required minimum distribution for the Participant’s first Distribution Calendar Year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

(iii) Life Expectancy. Life Expectancy as calculated by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

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Article VII —
Payment of Benefits

(iv)

Participant’s Accounts. The Accounts of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the Accounts as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Accounts for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

	(v)	Required Beginning Date. The date specified in Section 7.9(b) or (c), whichever is applicable.

7.11	Manner of Payment of Distributions from the Beneficial Mutual Bancorp, Inc. Stock Fund

Distributions from the Beneficial Mutual Bancorp, Inc. Stock Fund shall be made to Participants and Beneficiaries in cash. Notwithstanding the foregoing and except for withdrawals under Sections 7.2 and 7.3 and loans under Article VIII, the Participant or Beneficiary may elect that such distributions be made wholly or partially in Shares. If the Participant or Beneficiary elects that such distributions may be made wholly or partially in Shares, such distribution shall be made in whole Shares and the value of any remaining fractional Share shall be distributed in cash. The value of the Shares shall be based on the applicable Closing Price of such Shares determined as of the Valuation Date preceding the distribution.

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Article VIII — Loans to Participants

ARTICLE VIII —
LOANS TO PARTICIPANTS

8.1	Definitions and Conditions

(a) For purposes of this Article VIII, the following terms and phrases shall have the meanings hereafter ascribed to them:

(i)

“Borrower” means a Participant or a “Party in Interest” (as defined under Section 3(14) of ERISA) who maintains an Account, provided such Participant or Party in Interest is not receiving a benefit payment in accordance with the provisions of Section 7.5(d) or 7.7.

(ii) “Loan Account” means the separate, individual account established on behalf of a Borrower in accordance with the provisions of Section 8.4(d).

(iii) “Loan Policy” means the separate loan policy, as amended from time to time, governing loans.

(b)

To the extent permitted under the provisions of this Article VIII and subject to the terms and conditions set forth herein, a Borrower may request a loan from his Accounts. Any loans made in accordance with this Article VIII shall not be subject to the provisions of Article VI.

8.2	Loan Amount

Upon a finding by the Committee that all requirements hereunder have been met, a Borrower may request a loan from his Accounts, in an amount up to the lesser of: (a) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of the Before-Tax Contribution Account, vested Matching Contribution Account, Rollover Contribution Accounts and vested Discretionary Employer Contribution Account, or (b) fifty thousand dollars ($50,000), reduced by the highest outstanding loan balance during the preceding twelve (12) months. The minimum loan permitted shall be an amount as determined in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).

8.3	Term of Loan

The term of a loan and rate of interest on a loan shall each be determined in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).

8.4	Operational Provisions

(a)

An application for a loan shall be filed in the form and manner (including electronically) prescribed by the Committee and shall be subject to the fees set forth in the Loan Policy described under Section 8.1(a)(iii). If the Committee

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Article VIII — Loans to Participants

shall approve such application, the Committee shall establish the amount of such loan and such loan shall be effected as of the Valuation Date next following receipt by the Trustee.

Notwithstanding the foregoing, the amount of any loan from the portion of a Participant’s Account invested in the Beneficial Mutual Bancorp, Inc. Stock Fund shall be the proceeds of the Shares sold from the Participant’s Account for such purpose.

(b)	The amount of the loan shall be distributed from the Investment Funds in which the Borrower’s Accounts are invested, in the following order of priority:

	(i)	Rollover Contribution Account;

	(ii)	Before-Tax Contribution Account;

	(iii)	vested Matching Contribution Account; and

	(iv)	vested Discretionary Employer Contribution Account.

Distributions from each of the foregoing Accounts shall be made in the following order of priority:

(A)

by the redemption of Trust Fund Units from each of the Borrower’s Accounts in the order set forth above, on a pro rata basis from the Investment Funds (other than the Beneficial Mutual Bancorp, Inc. Stock Fund) thereunder, as were selected by the Borrower pursuant to Article VI, and

(B)

if selected by the Borrower pursuant to Article VI, by the redemption of Shares invested in the Beneficial Mutual Bancorp, Inc. Stock Fund from each of the Borrower’s Accounts invested in such Beneficial Mutual Bancorp, Inc. Stock Fund, in the order set forth above.

(c)

The proceeds of a loan shall be distributed to the Borrower as soon as practicable after the Valuation Date as of which the loan is processed; provided, however, that the Borrower shall have satisfied such reasonable conditions as the Committee shall deem necessary, including, without limitation: (i) the delivery of an executed legally enforceable promissory note agreement, in accordance with Income Tax Regulations Section 1.72(p)-1, for the amount of the loan, including interest, payable to the order of the Trustee; (ii) an assignment to the Plan of such Borrower’s interest in his Accounts to the extent of such loan; and (iii) if the Borrower is actively employed by the Employer, an authorization to the Employer to make payroll deductions in order to repay his loan to the Plan. The aforementioned promissory note shall be duly acknowledged and executed by the Borrower and shall be held by the Trustee, or the Committee as agent for the Trustee, as an asset of the Borrower’s Loan Account pursuant to subsection (d).

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Article VIII — Loans to Participants

(d)

A Loan Account shall be established for each Borrower with an outstanding loan pursuant to this Article VIII. Each Loan Account shall be comprised of a Borrower’s (i) executed promissory note and (ii) installment payments of principal and interest made pursuant to Section 8.5(a). Upon full payment and satisfaction of the outstanding Loan Account balance, a Borrower’s promissory note shall be marked paid in full, returned to the Borrower, and his Loan Account thereupon closed.

(e)

As of each Valuation Date coincident with or next succeeding each payment of principal and interest on a loan, the then current balance of each Borrower’s Loan Account shall be debited by the amount of such payment and such amount shall be transferred for investment in accordance with Section 8.5(c) to the appropriate Borrower’s Account. If the Committee established a lien against the Borrower’s Accounts pursuant to Section 8.6(b), and foreclosure of such lien is deferred until the Borrower’s Termination of Service pursuant to Section 8.6(b)(i), for each month that foreclosure of the lien is deferred, the then current balance of the Borrower’s Loan Account shall be charged with interest on the unpaid principal and interest thereon.

(f)

The maximum number of outstanding loans permitted to any Borrower under this Article VIII at any time shall be determined in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).

	(g)	Any loans under this Article VIII shall be subject to the restrictions of Section 6.5.

8.5	Repayments

(a)

If the Borrower is on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon shall be made through payroll deductions. The first repayment shall be deducted as of the first payroll date occurring no later than three (3) weeks after the Committee submits the loan form for processing.

If the Borrower is not on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon, shall be made in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).

	(b)	Any amount repaid to the Plan by a Borrower with respect to a loan, including interest thereon, shall be invested as if such amount were a contribution to be invested in accordance with Section 6.1.

(c)

With respect to each Borrower’s Loan Account, any repayment of principal and interest made by a Borrower shall be credited, as of the Valuation Date coincident with or next succeeding such payment, to the Borrower’s Accounts in the order of priority established under Section 8.4(b). No Account having a lesser degree of

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Article VIII — Loans to Participants

priority shall be credited until the Account having the immediately preceding degree of priority has been restored by an amount equal to that which had been borrowed from such Account.

	(d)	A Borrower may prepay his entire loan, plus all interest accrued and unpaid thereon, as of any Valuation Date. A Borrower will not be permitted to make partial prepayments to his or her Loan Accounts.

	(e)	In the event the Plan is terminated, the entire unpaid principal amount of the loan hereunder, together with any accrued and unpaid interest thereon, shall become immediately due and payable.

8.6	Default

(a)

If a Borrower fails to make any payment on any loan when due under this Article VIII, the entire unpaid principal amount of such loan, together with any accrued and unpaid interest thereon, shall be deemed in default and become due and payable ninety (90) days after the initial date of payment delinquency.

(b)

If a Borrower fails to make any payment on a loan and is deemed to be in default pursuant to subsection (a), the Committee shall establish a lien against the Borrower’s Accounts in an amount equal to any unpaid principal and interest. The lien shall be foreclosed by applying the value of the Borrower’s Loan Account (determined as of the next Valuation Date immediately following foreclosure) in satisfaction of said unpaid principal and interest as follows:

(i) if the Borrower is in the employment of the Employer, upon the Borrower’s Termination of Service; or

(ii) if the Borrower is not in the employment of the Employer, in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).

Thereupon, the vested interest in the balance of the Borrower’s Accounts shall be distributed in accordance with the applicable provisions of the Plan.

(c)

The Committee may, in accordance with uniform rules established by it, restrict the right of any Borrower who has defaulted on a loan from the Plan to: (i) make withdrawals and/or loans from his Matching Contribution Account, Before-Tax Contribution Account, and/or Rollover Contribution Account and Discretionary Employer Contribution Account for a period not exceeding twelve (12) months or (ii) if the Borrower is an Eligible Employee, authorize Elective Contributions or Bonus Contributions to be made on his behalf or make any other contributions to the Plan for a period not exceeding twelve (12) months.

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Article VIII — Loans to Participants

8.7	Coordination of Outstanding Account and Payment of Benefits

(a)

If the Borrower has an outstanding Loan Account and is either (i) scheduled to receive or elects to receive a lump sum distribution in accordance with the provisions of Article VII, or (ii) scheduled to receive the last installment payment under a previous election made in accordance with the provisions of the Prior Plan to receive payments in a form other than the normal form of benefit payments, then, at the time of the distribution or payment under clause (i) or (ii) above, the entire unpaid principal amount of the loan together with any accrued and unpaid interest thereon, shall become immediately due and payable. No Plan distribution, except as permitted under Section 7.2 or Section 7.3, shall be made to any Borrower unless and until such Borrower’s Loan Account, including accrued interest thereunder, has been liquidated and closed. If a Borrower fails to pay the outstanding balance of his Loan Account hereunder, such loan shall be satisfied as if a default had occurred pursuant to Section 8.6.

(b)

Any reference in the Plan to the Net Value of a Borrower’s Accounts available for distribution to any Borrower, shall mean the value after the satisfaction of the entire unpaid principal loan amount or amounts and any accrued, unpaid interest thereon, as provided in this Article VIII.

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Article IX — Administration

ARTICLE IX — ADMINISTRATION

9.1	General Administration of the Plan

The operation and administration of the Plan shall be subject to the management and control of the Named Fiduciaries and Plan Administrator designated by the Sponsoring Employer. The designation of such Named Fiduciaries and Plan Administrator, the terms of their appointment, and their duties and responsibilities allocated among them shall be as set forth in this Article IX. Any actions taken hereunder shall be conclusive and binding on Participants, Retired Participants, Employees, Beneficiaries and other persons, and shall not be overturned unless found to be arbitrary and capricious by a court of competent jurisdiction.

9.2	Designation of Named Fiduciaries

The management and control of the operation and administration of the Plan by Named Fiduciaries shall be allocated in the following manner:

(a) The Trustee as a Named Fiduciary, shall perform those functions set forth in the Trust Agreement or the Plan that are assigned to the Trustee.

(b)

The Sponsoring Employer shall designate one or more individuals to serve as member(s) of an employee benefits Committee to perform those functions set forth in the Trust Agreement or the Plan that are assigned to such Committee.

9.3	Responsibilities of Fiduciaries

The Named Fiduciaries and Plan Administrator shall have only those powers, duties, responsibilities and obligations that are specifically allocated to them under the Plan or the Trust Agreement.

To the extent permitted by ERISA, each Named Fiduciary and Plan Administrator may rely upon any direction, information or action of another Named Fiduciary, Plan Administrator or the Sponsoring Employer as being proper under the Plan or the Trust Agreement and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary or Plan Administrator shall be responsible for any act or failure to act of another Named Fiduciary, Plan Administrator or the Sponsoring Employer.

No Named Fiduciary, Plan Administrator or the Employer guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

The allocation of responsibility between the Trustee and the Sponsoring Employer may be changed by written agreement. Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan.

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Article IX — Administration

9.4	Plan Administrator

The Sponsoring Employer shall designate the Sponsoring Employer, or one or more persons to act as Plan Administrator.

The Plan Administrator shall have the power and responsibility to: (a) furnish summary plan descriptions, annual reports and other notifications and disclosure statements to Participants and Beneficiaries; (b) maintain records and addresses of Participants and Beneficiaries; (c) designate any independent qualified accountant required to act with respect to the Plan under ERISA; and (d) provide notification of determinations under the claim procedure of the Plan.

Any person or persons designated as Plan Administrator shall serve until their successor or successors are designated and qualified. A Plan Administrator may resign upon written notice to the Sponsoring Employer or may be removed as Plan Administrator but only for a failure or inability, in the opinion of the Sponsoring Employer, of the Plan Administrator to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall terminate designation as Plan Administrator.

The Plan Administrator is designated as the Plan’s agent for the service of legal process.

9.5	Committee

The members of the Committee designated by the Sponsoring Employer under Section 9.2(b) shall serve for such term(s) as the Sponsoring Employer shall determine and until their successors are designated and qualified. The term of any member of the Committee may be renewed from time to time without limitation as to the number of renewals. Any member of the Committee may (a) resign upon at least sixty (60) days written notice to the Sponsoring Employer or (b) be removed from office but only for his failure or inability, in the opinion of the Sponsoring Employer, to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall be deemed to give rise to such failure or inability.

The powers and duties allocated to the Committee shall be vested jointly and severally in its members. Notwithstanding specific instructions to the contrary, any instrument or document signed on behalf of the Committee by any member of the Committee may be accepted and relied upon by the Trustee as the act of the Committee. The Trustee shall not be required to inquire into the propriety of any such action taken by the Committee nor shall they be held liable for any actions taken by them in reliance thereon.

The Sponsoring Employer may, pursuant to Employer Resolutions, change the number of individuals comprising the Committee, their terms of office or other conditions of their incumbency provided that there shall be at all times at least one individual member of the Committee. Any such change shall not be deemed an amendment to the Plan.

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Article IX — Administration

9.6	Powers and Duties of the Committee

The Committee shall have authority to perform all acts it may deem necessary or appropriate in order to exercise the duties and powers imposed or granted by ERISA, the Plan, the Trust Agreement or any Employer Resolutions. Such duties and powers shall include, but not be limited to, the following:

(a)

Power to Construe - Except as otherwise provided in the Trust Agreement, the Committee shall have the power to construe the provisions of the Plan and to determine any questions which may arise thereunder.

(b)

Power to Make Rules and Regulations - The Committee shall have the power to make such reasonable rules and regulations as it may deem necessary or appropriate to perform its duties and exercise its powers. Such rules and regulations shall include, but not be limited to, those governing (i) the manner in which the Committee shall act and manage its own affairs, (ii) the procedures to be followed in order for Employees or Beneficiaries to claim benefits, and (iii) the procedures to be followed by Participants, Beneficiaries or other persons entitled to benefits with respect to notifications, elections, designations or other actions required by the Plan or ERISA. All such rules and regulations shall be applied in a uniform and nondiscriminatory manner.

	(c)	Powers and Duties with Respect to Information - The Committee shall have the power and responsibility:

		(i)	to obtain such information as shall be necessary for the proper discharge of its duties;

		(ii)	to furnish to the Employer, upon request, such reports as are reasonable and appropriate;

		(iii)	to receive, review and retain periodic reports of the financial condition of the Trust Fund; and

		(iv)	to receive, collect and transmit to the Trustee all information required by the Trustee in the administration of the Accounts of the Employee as contemplated in Section 9.7.

(d)

Power of Delegation - The Committee shall have the power to delegate fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA) to one or more persons who are not members of the Committee. Unless otherwise expressly indicated by the Sponsoring Employer, the Committee must reserve the right to terminate such delegation upon reasonable notice.

(e)

Power of Allocation - Subject to the written approval of the Sponsoring Employer, the Committee shall have the power to allocate among its members specified fiduciary responsibilities (other than trustee responsibilities defined

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Article IX — Administration

under Section 405(c)(3) of ERISA). Any such allocation shall be in writing and shall specify the persons to whom such allocation is made and the terms and conditions thereof.

(f)

Duty to Report - Any member of the Committee to whom specified fiduciary responsibilities have been allocated under subsection (e) shall report to the Committee at least annually. The Committee shall report to the Sponsoring Employer at least annually regarding the performance of its responsibilities as well as the performance of any persons to whom any powers and responsibilities have been further delegated.

(g)

Power to Employ Advisors and Retain Services - The Committee may employ such legal counsel, enrolled actuaries, accountants, pension specialists, clerical help and other persons as it may deem necessary or desirable in order to fulfill its responsibilities under the Plan.

9.7	Certification of Information

The Committee shall certify to the Trustee on such periodic or other basis as may be agreed upon, relevant facts regarding the establishment of the Accounts of an Employee, periodic contributions with respect to such Accounts, investment elections and modifications thereof and withdrawals and distributions therefrom. The Trustee shall be fully protected in maintaining individual Account records and in administering the Accounts of the Employee on the basis of such certifications and shall have no duty of inquiry or otherwise with respect to any transactions or communications between the Committee and Employees relating to the information contained in such certifications.

9.8	Authorization of Benefit Payments

The Committee shall forward to the Trustee any application for payment of benefits within a reasonable time after it has approved such application. The Trustee may rely on any such information set forth in the approved application for the payment of benefits to the Participant, Beneficiary or any other person entitled to benefits.

9.9	Payment of Benefits to Legal Custodian

Whenever, in the Committee’s opinion, a person entitled to receive any benefit payment is a minor or deemed to be physically, mentally or legally incompetent to receive such benefit, the Committee may direct the Trustee to make payment for his benefit to such individual or institution having legal custody of such person or to his legal representative. Any benefit payment made in accordance with the provisions of this Section 9.9 shall operate as a valid and complete discharge of any liability for payment of such benefit under the provisions of the Plan.

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Article IX — Administration

9.10	Service in More Than One Fiduciary Capacity

Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, regardless of whether any such person is an officer, employee, agent or other representative of a party in interest.

9.11	Payment of Expenses

The Employer will pay the ordinary administrative expenses of the Plan and compensation of the Trustee.

The Employer may charge Employees all or part of the reasonable expenses associated with withdrawals and other distributions, or fund transfers.

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Article X —
Benefit Claims Procedure

ARTICLE X —
BENEFIT CLAIMS PROCEDURE

10.1	Definition

For purposes of this Article X, “Claimant” shall mean any Participant, Beneficiary or any other person entitled to benefits under the Plan or his duly authorized representative.

10.2	Claims

A Claimant may file a written claim for a Plan benefit with the Plan Administrator on the appropriate form to be supplied by the Plan Administrator. The Plan Administrator shall, in its sole and absolute discretion, review the Claimant’s application for benefits and determine the disposition of such claim.

10.3	Disposition of Claim

The Plan Administrator shall notify the Claimant as to the disposition of the claim for benefits under this Plan within ninety (90) days after the appropriate form has been filed unless special circumstances require an extension of time for processing. If such an extension of time is required, the Plan Administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety (90) day period. The extension notice shall indicate the special circumstances requiring the extension of time and the date the Plan Administrator expects to render a decision. In no event shall such extension exceed a period of one hundred-eighty (180) days from the receipt of the claim.

10.4	Denial of Claim

If a claim for benefits under this Plan is denied in whole or in part by the Plan Administrator, a written or electronic notice prepared in a manner calculated to be understood by the Claimant shall be provided by the Plan Administrator to the Claimant and such notice shall include the following:

(a) a statement that the claim for the benefits under this Plan has been denied;

(b) the specific reasons for the denial of the claim for benefits, citing the specific provisions of the Plan which set forth the reason or reasons for the denial;

(c)

a description of any additional material or information necessary for the Claimant to perfect the claim for benefits under this Plan and an explanation of why such material or information is necessary; and

(d) appropriate information as to the steps to be taken if the Claimant wishes to appeal such decision.

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Article X —
Benefit Claims Procedure

10.5	Right to Full and Fair Review

A Claimant who is denied, in whole or in part, a claim for benefits under the Plan may file an appeal of such denial. Such appeal must be made in writing by the Claimant or his duly authorized representative and must be filed with the Committee within sixty (60) days after receipt of the notification under Section 10.4. The Claimant or his representative may review pertinent documents and submit written comments, documents, records and other information relating to the Claimant’s denied claim. Upon request, the Committee will provide the Claimant, free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim.

10.6	Time of Review

The Committee, independent of the Plan Administrator, shall conduct a full and fair review of the denial of claim for benefits under this Plan to a Claimant within sixty (60) days after receipt of the written request for review described in Section 10.5; provided, however, that an extension, not to exceed sixty (60) days, may apply in special circumstances. Written or electronic notice shall be furnished to the Claimant prior to the commencement of the extension period.

10.7	Final Decision

The Claimant shall be notified in writing or electronically of the final decision of such full and fair review by such Committee. Such decision shall be written in a manner calculated to be understood by the Claimant, shall state the specific reasons for the decision and shall include specific references to the pertinent Plan provisions upon which the decision is based. In no event shall the decision be furnished to the Claimant later than sixty (60) days after the receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within one hundred-twenty (120) days after receipt of such request for review.

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Article X —
Amendment, Termination, and Withdrawal

ARTICLE XI —
AMENDMENT, TERMINATION, AND WITHDRAWAL

11.1	Amendment and Termination

The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and absolute discretion, at any time, by appropriate action of the Board, to terminate its Plan or to amend, in whole or in part, any or all of the provisions of the Plan. Subject to the provisions of Section 13.7, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable in accordance with the provisions of Article VII. In the event of a complete termination of the Plan, the Accounts of each affected Participant may alternatively be distributable as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Participant’s distribution date.

If any amendment changes the vesting schedule, any Participant who has three (3) or more Years of Service may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment.

The period during which the Participant may elect to have his vested percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:

	(a)	sixty (60) days after the amendment is adopted;

	(b)	sixty (60) days after the amendment becomes effective; or

	(c)	sixty (60) days after the Participant is issued written notice of the amendment from the Employer.

11.2	Withdrawal from the Trust Fund

An Employer may withdraw its Plan from the Trust Fund in accordance with and subject to the provisions of the Trust Agreement.

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Article XII —
Top-Heavy Plan Provisions

ARTICLE XII —
TOP-HEAVY PLAN PROVISIONS

12.1	Introduction

Any other provisions of the Plan to the contrary notwithstanding, the provisions contained in this Article XII shall be effective with respect to any Plan Year in which this Plan is a Top-Heavy Plan, as hereinafter defined.

12.2	Definitions

For purposes of this Article XII, the following words and phrases shall have the meanings stated herein unless a different meaning is plainly required by the context.

(a)

“Account,” for the purpose of determining the Top-Heavy Ratio, means the sum of (i) a Participant’s Accounts as of the most recent Valuation Date and (ii) an adjustment for contributions due as of the Determination Date.

The following subsections (A) and (B) shall apply for purposes of determining the amounts of Account balances of Employees as of the Determination Date.

(A)

Distributions during year ending on the Determination Date. The amounts of Account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under this Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one (1) year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with this Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting “five (5) year period” for “one (1) year period.”

(B)

Employees not performing services during year ending on the Determination Date. The Accounts of any individual who has not performed services for the Employer during the one (1) year period ending on the Determination Date shall not be taken into account.

(b) “Determination Date” means, with respect to any Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, “Determination Date” means the last day of such Plan Year.

(c)

“Five-Percent Owner” means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than five percent (5%) of the value of the outstanding stock of, or more than five percent (5%) of the total

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Article XII —
Top-Heavy Plan Provisions

combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than five percent (5%) of the capital or profits interest in the Employer.

(d)

“Key Employee” means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual Compensation greater than one hundred forty-five thousand dollars ($145,000) for the 2007 Plan Year (as adjusted under Section 416(i)(1) of the Code, a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer having Annual Compensation of more than one hundred fifty thousand dollars ($150,000). For this purpose, “Annual Compensation” means compensation within the meaning of Section 415(c)(3) of the Code Income Tax Regulations Sections 1.415-2(d)(2) and (3). The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(e)	“Non-Key Employee” means an Employee or former Employee (or, where applicable, such person’s Beneficiary) who is not a Key Employee.

(f)

“Officer” means an Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this Article XII. Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer. For purposes of this Article XII, the maximum number of Officers that must be taken into consideration shall be determined as follows: (i) three (3), if the number of Employees is less than thirty (30); (ii) ten percent (10%) of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or (iii) fifty (50), if the number of Employees is greater than five hundred (500). In determining such limit, the term “Employer” shall be determined in accordance with Sections 414(b), (c), (m) and (o) of the Code and “Employee” shall include Leased Employees and exclude employees described in Section 414(q)(5) of the Code.

(g)

“One-Percent Owner” means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than one percent (1%) of the value of the outstanding stock of, or more than one percent (1%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a One-Percent Owner means any Employee who owns more than one percent (1%) of the capital or profits interest in the Employer.

(h)

A “Permissive Aggregation Group” consists of one or more plans of the Employer that are part of a Required Aggregation Group, plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of Sections

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Article XII —
Top-Heavy Plan Provisions

401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

(i)

“Present Value of Accrued Benefits” shall be determined in accordance with the actuarial assumptions set forth in the defined benefit plan and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy. The accrued benefit of any Employee shall be determined under the method used for accrual purposes for all plans of the Employer, or if no such method is described, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

(j)	“Related Rollover Contributions” means rollover contributions received by the Plan that are not initiated by the Employee nor made from another plan maintained by the Employer.

(k)

A “Required Aggregation Group” consists of each plan of the Employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

(l)	A “Super Top-Heavy Plan” means a Plan in which, for any Plan Year:

(i)

the Top-Heavy Ratio (as defined under subsection (n)) for the Plan exceeds ninety percent (90%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

	(ii)	the Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds ninety percent (90%); or

	(iii)	the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).

(m)	A “Top-Heavy Plan” means a Plan in which, for any Plan Year:

	(i)	the Top-Heavy Ratio (as defined under subsection (n)) for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required

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Article XII —
Top-Heavy Plan Provisions

Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

	(ii)	the Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or

	(iii)	the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

(n)	“Top-Heavy Ratio” means:

(i)

if the Employer maintains one or more qualified defined contribution plans and the Employer has not maintained any qualified defined benefit plans which during the one (1) year period ending on the Determination Date have or have had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date, including any part of any Account balance distributed in the one (1) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, and the denominator of which is the sum of all Account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, including any part of any Account balance distributed in the one (1) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, determined in accordance with Section 416 of the Code and the regulations thereunder.

(ii)

if the Employer maintains one or more qualified defined contribution plans and the Employer maintains or has maintained one or more qualified defined benefit plans which during the one (1) year period ending on the Determination Date have or have had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans determined in accordance with (i) above, for all Participants and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Participants as of

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Article XII —
Top-Heavy Plan Provisions

the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a qualified defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the one (1) year period ending on the Determination Date.

(iii)

For purposes of (i) and (ii) above, the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan. The Account balances and Present Value of Accrued Benefits of a Participant (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the one (1) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of Account balances and the Present Value of Accrued Benefits will be calculated with reference to the Determination Date that falls within the same calendar year.

(o)	“Valuation Date”, for the purpose of computing the Top-Heavy Ratio (as defined under subsection (n)) under subsections (l) and (m) means the last date of the Plan Year.

For purposes of subsections (h), (j) and (k), the rules of Sections 414(b), (c), (m) and (o) of the Code shall be applied in determining the meaning of the term “Employer”.

12.3	Minimum Contributions

If the Plan becomes a Top-Heavy Plan, then any provision of Article III to the contrary notwithstanding, the following provisions shall apply:

(a)

Subject to subsection (b), the Employer shall contribute on behalf of each Participant who is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee an amount with respect to each Top-Heavy year which, when added to the amount of Special Contributions, Discretionary Employer Contributions and Forfeitures made on behalf of such Participant, shall not be less than the lesser of: (i) three percent (3%) of such Participant’s Section 415 Compensation (as defined under Section 3.13(a)(v) of the Plan and modified by Section 401(a)(17) of the Code), or (ii) if the Employer has no defined benefit plan which is designated to satisfy Section 416 of the Code, the largest of the total of each Key Employee’s Matching Contributions, Before-Tax Contributions,

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Article XII —
Top-Heavy Plan Provisions

Special Contributions, Roth Contributions, if implemented, upon approval by the Employer, Discretionary Employer Contributions and Forfeitures, as a percentage of each such Key Employee’s Annual Compensation; provided, however, that in no event shall any contributions be made under this Section 12.3 in an amount which will cause the percentage of contributions made by the Employer on behalf of any Participant who is a Non-Key Employee to exceed the percentage at which contributions are made by the Employer on behalf of the Key Employee for whom the percentage of the total of Matching Contributions, Before-Tax Contributions, Special Contributions, Roth Contributions, Discretionary Employer Contributions and Forfeitures, is highest in such Top-Heavy year. Any such contribution shall be allocated to the Matching Contribution Account of each such Participant and, for purposes of vesting and withdrawals only, shall be deemed to be a Matching Contribution. Any such contribution shall not be deemed to be a Matching Contribution for any other purpose.

(b)

Notwithstanding the foregoing, this Section 12.3 shall not apply to any Participant to the extent that such Participant is covered under any other plan or plans of the Employer (determined in accordance with Sections 414(b), (c), (m) and (o) of the Code) and such other plan provides that the minimum allocation or benefit requirement will be met by such other plan should this Plan become Top-Heavy. If such other plan does not provide for a minimum allocation or benefit requirement, a minimum of five percent (5%) of a Participant’s Section 415 Compensation, as defined in Section 12.3(a) above, shall be provided under this Plan.

(c)	For purposes of this Article XII, the following shall be considered as a contribution made by the Employer:

	(i)	Qualified Nonelective Contributions;

	(ii)	Matching Contributions made by the Employer on behalf of Key Employees;

	(iii)	Elective Contributions and Bonus Contributions made by the Employer on behalf of Key Employees; and

	(iv)	Discretionary Employer Contributions made by the Employer on behalf of Key Employees and Non-Key Employees.

(d)

Subject to the provisions of subsection (b), all Non-Key Employee Participants who are employed by the Employer on the last day of the Plan Year shall receive the defined contribution minimum provided under subsection (a). A Non-Key Employee may not fail to accrue a defined contribution minimum merely because such Employee was excluded from participation or failed to accrue a benefit because (i) his Compensation is less than a stated amount, (ii) he failed to make Before-Tax Contributions and/or Roth Contributions, if implemented, upon

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Article XII —
Top-Heavy Plan Provisions

approval by the Employer, or (iii) he completed less than one thousand (1,000) Hours of Service.

(e)

Employer Matching Contributions, if any, shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and this Section 12.3. The preceding sentence shall apply with respect to Matching Contributions or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Employer Matching Contributions for purposes of the Actual Contribution Percentage test and other requirements of Section 401(m) of the Code, if applicable.

12.4	Impact on Section 415 Maximum Benefits

If a Non-Key Employee is entitled to a minimum contribution under Section 12.3(b), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4, if the minimum contribution satisfies Section 12.3(b) when seven and one-half percent (7-1/2%) is substituted for five percent (5%).

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Article XIII —
Miscellaneous Provisions

ARTICLE XIII —
MISCELLANEOUS PROVISIONS

13.1	No Right to Continued Employment

Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of any Named Fiduciary, Plan Administrator or the Employer, shall be held or construed to confer upon any Employee any right to a continuation of his employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent and in the same manner that it would if the Plan had not been adopted.

13.2	Merger, Consolidation, or Transfer

The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Employee, Participant, Beneficiary and other person entitled to benefits under the Plan, would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

13.3	Nonalienation of Benefits

Except to the extent of any offset of a Participant’s benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C) of the Code, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void. Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined under Section 414(p) of the Code.

13.4	Missing Payee

Any other provision in the Plan or Trust Agreement to the contrary notwithstanding, if the Trustee is unable to make payment to any Employee, Participant, Beneficiary or other person to whom a payment is due (“Payee”) under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four (24) months after the date such payment first became due. However, such payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located.

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Article XIII —
Miscellaneous Provisions

13.5	Affiliated Employers

All employees of all Affiliated Employers shall, for purposes of the limitations in Article XII and for measuring Hours of Service and Periods of Service, be treated as employed by a single employer. No employee of an Affiliated Employer shall become a Participant of this Plan unless employed by the Employer or an Affiliated Employer which has adopted the Plan.

13.6	Successor Employer

In the event of the dissolution, merger, consolidation or reorganization of the Employer, the successor organization may, upon satisfying the provisions of the Trust Agreement and the Plan, adopt and continue this Plan. Upon adoption, the successor organization shall be deemed the Employer with all its powers, duties and responsibilities and shall assume all Plan liabilities.

13.7	Return of Employer Contributions

Any other provision of the Plan or Trust Agreement to the contrary notwithstanding, upon the Employer’s request, a contribution to the Plan by the Employer which was (a) made by mistake of fact, or (b) conditioned upon initial qualification of the Plan with the Internal Revenue Service, or (c) conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code, shall be returned to the Employer within one (1) year after: (i) the payment of a contribution made by mistake of fact, or (ii) the denial of such qualification or (iii) the disallowance of the deduction (to the extent disallowed), as the case may be.

Any such return shall not exceed the lesser of (A) the amount of such contributions (or, if applicable, the amount of such contribution with respect to which a deduction is denied or disallowed) or (B) the amount of such contributions net of a proportionate share of losses incurred by the Plan during the period commencing on the Valuation Date as of which such contributions are made and ending on the Valuation Date as of which such contributions are returned. All such refunds shall be limited in amount, circumstances and timing to the provisions of Section 403(c) of ERISA.

13.8	Adoption of Plan by Affiliated Employer

An Affiliated Employer of the Sponsoring Employer may adopt the Plan (and its related Trust Agreement). Upon such adoption, such Affiliated Employer shall become a Participating Affiliate in the Plan, which Plan shall be deemed a “single plan” within the meaning of Income Tax Regulations Section 1.414(l)-1(b)(1).

For purposes of Article IX, Employer shall mean only the Sponsoring Employer and each Participating Affiliate shall be deemed to accept and designate the Named Fiduciaries, Committee, Plan Administrator and voter of Trust Fund Units designated by the Sponsoring Employer to act on its behalf in accordance with the provisions of the Plan.

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Article XIII —
Miscellaneous Provisions

The Sponsoring Employer shall solely exercise for and on behalf of such Participating Affiliate the powers reserved to the Employer under Articles IX and XI. However, such Participating Affiliate may at anytime terminate its future participation in the Plan.

13.9	Construction of Language

Wherever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender. Any reference to a section number shall refer to a section of this Plan, unless otherwise indicated.

13.10	Headings

The headings of articles and sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

13.11	Governing Law

The Plan shall be governed by and construed and enforced in accordance with the laws of Pennsylvania, except to the extent that such laws are preempted by the Federal laws of the United States of America.

          IN WITNESS WHEREOF, pursuant to resolutions of the Board of Directors of Beneficial Insurance Services, LLC duly adopted on __________________, 2007, and the authorization contained therein, the Plan, as herein amended and restated, is hereby executed this _____ day of ____________________.

BENEFICIAL INSURANCE SERVICES, LLC

By:

Title:

Date:

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TRUST AGREEMENT

BETWEEN

RSGROUP TRUST COMPANY

AND

BENEFICIAL INSURANCE SERVICES, LLC.

THIS AGREEMENT OF TRUST (the “Agreement”) made effective as of May 11, 2007, by and between BENEFICIAL INSURANCE SERVICES, LLC.(the “Company”) and RSGROUP TRUST COMPANY, a trust company incorporated under the laws of the State of Maine (the “Trustee”),

WITNESSETH

WHEREAS, the Company has adopted the Beneficial Insurance Services, LLC 401(k) Plan (the “Plan”), as amended and restated effective as of May 11, 2007, for the exclusive purpose of providing benefits to participants and their beneficiaries under the Plan;

WHEREAS, the Company previously appointed ING National Trust as trustee for the Plan, effective as of January 1, 1971, and the Company now desires to appoint a successor Plan trustee;

WHEREAS, the Company has designated the Plan and this trust (the “Trust”) which forms part of the Plan, as a plan intended to qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Trustee wishes to accept its appointment as trustee for the Plan;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

ARTICLE I

ESTABLISHMENT OF TRUST

Section 1.1.     The Company and the Trustee hereby agree to the establishment of a trust consisting of such sums as shall from time to time be paid to the Trustee under the Plan and such earnings, income and appreciation as may accrue thereon which, less payments made by the Trustee to carry out the purposes of the Plan, are referred to herein as the “Fund”. The Trustee shall carry out the duties and responsibilities herein specified, but shall be under no duty to determine whether the amount of any contribution by the Company or any affiliated entity or by

Q:\968\pldoc\501(a) Trust Agreement-Beneficial Insurance 07

any participant under the Plan is in accordance with the terms of the Plan, nor shall the Trustee be responsible for the collection of any contributions required under the Plan.

Section 1.2.    The Fund shall be held, invested, reinvested and administered by the Trustee in accordance with the terms of the Plan and this Agreement solely in the interest of participants and their beneficiaries under the Plan and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying the reasonable expenses of administering the Plan. Except as provided in Section 4.2, no assets of the Plan shall inure to the benefit of the Company or any affiliated entity.

Section 1.3.    The Trustee shall pay benefits and expenses from the Fund only upon the written direction of the Plan Administrator, the individual specified in the Plan as the fiduciary responsible for the day-to-day operation and administration of the Plan. The Trustee shall be fully entitled to rely on such directions furnished by the Plan Administrator and shall be under no duty to ascertain whether the directions are in accordance with the provisions of the Plan.

ARTICLE II

INVESTMENT OF THE FUND

Section 2.1.     The Trustee shall invest and reinvest the Fund without distinction between principal and income in any property, real, personal or mixed, wherever situate, and whether or not productive of income or consisting of wasting assets, including, without limitation, common and preferred stock (including stock of the Company, if any), stock options, convertible stocks and securities, bonds, notes, debentures, obligations issued or guaranteed by the United States of America (or any agency or instrumentality thereof), other obligations such as certificates of deposit, commercial paper, bankers acceptances, and repurchase agreements, leaseholds, mortgages (including without limitation, any collective or part interest in any bond and mortgage or note and mortgage), demand or time deposits, savings deposits, shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and contracts, contracts for the immediate and future delivery of financial instruments and other property of any issuer, and oil, mineral or gas properties, royalties, interests or rights (including equipment pertaining thereto), without being limited to the classes of property in which trustees are authorized to invest trust funds by any law, or any rule of court, of any State and without regard to the proportion any such property may bear to the entire amount of the Trust Fund; provided, however, that investments shall be so diversified as to minimize the risk of large losses unless under the circumstances it is clearly prudent not to do so, in the sole judgment of the person who is directing the investment of the Trust under the provisions of Section 2.2, or in the sole judgment of the Trustees to the extent that they are managing the Trust Fund under such provisions.

Section 2.2.     In accordance with the provisions of the Plan, the Named Fiduciary of the Plan is authorized to appoint an “investment manager” as defined in Section 3(38) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to be responsible for managing one or more of the designated investment options available under the Plan and selecting the specific investments that comprise any such investment option. In such case, the

Named Fiduciary shall establish the investment policies and guidelines that the investment manager shall follow when managing the investment option for the Plan, but the Named Fiduciary shall not be responsible for the selection of the specific investments that comprise any such investment option. The Trustee shall follow the directions of the investment manager regarding the designated investment option(s) for which the investment manager is assigned responsibility.

Section 2.3.    In accordance with the provisions of the Plan, each participant who is eligible to make an investment election shall direct the Trustee as to the investment of that portion of his or her account subject to such election. All investment directions by participants shall be timely furnished to the Trustee by the Plan Administrator, except to the extent such directions are transmitted telephonically or otherwise by participants and beneficiaries directly to the Trustee in accordance with rules and procedures established and approved by the Plan Administrator and the Trustee. In making any such investment of the assets of the Fund, the Trustee shall be fully entitled to rely on the directions from participants that are properly furnished to the Trustee, and the Trustee shall be under no duty to make any inquiry or investigation with respect thereto.

Section 2.4.    Subject to the provisions of Section 2.1, 2.2, and 2.3, the Trustee shall have the authority, in addition to any authority given by law, to exercise the following powers in the administration of the Fund:

(a)       to invest and reinvest all or a part of the assets of the Fund in the available investment options under the Plan without restriction to investments authorized for fiduciaries, including, without limitation on the amount that may be invested therein, any common, collective or commingled trust fund maintained by the Trustee, investment company, mutual fund, or other security or investment option offered by the Trustee. Any investment in, and any terms and conditions of, any common, collective or commingled trust fund available only to employee trusts which meet the requirements of the Code or corresponding provisions of subsequent income tax laws of the United States, shall constitute an integral part of this Agreement and the Plan;

(b)       to dispose of all or any part of the investments, securities, or other property which may from time to time or at any time constitute the Fund and to make, execute and deliver to the purchasers thereof good and sufficient deeds of conveyance thereof, and all assignments, transfers and other legal instruments, either necessary or convenient for passing the title and ownership thereto, free and discharged of all trusts and without liability on the part of such purchasers to see to the application of the purchase money;

(c)      to cause any investment of the Fund to be registered in the name of the Trustee or the name of its nominee or nominees or to retain such investment unregistered or in a form permitting transfer by delivery; provided that the books and records of the Trustee shall at all times show that all such investments are part of the Fund;

(d)      to consult and employ any suitable agent to act on behalf of the Trustee and to contract for legal, accounting, clerical and other services deemed necessary by the Trustee to manage and administer the Fund according to the terms of the Plan and this Agreement;

(e)       to pay from the Fund all taxes imposed or levied with respect to the Fund or any part thereof under existing or future laws, and to contest the validity or amount of any tax, assessment, claim or demand respecting the Fund or any part thereof; and

(f)       generally to exercise any of the powers of an owner with respect to all or any part of the Fund.

Section 2.5.     Each participant or beneficiary to whose account shares of Company stock, if any, have been allocated shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, direct the Trustee with respect to the voting and, if applicable, tendering of shares of Company stock allocated to his or her account, and the Trustee shall follow the directions of those participants and beneficiaries who provide timely instructions to the Trustee. The Trustee shall vote and, if applicable, tender the shares of Company stock allocated to the accounts of participants for whom no timely instructions have been received in the same proportion as those shares of Company stock for which instructions were timely received, provided that the Plan requires that participants and beneficiaries be given advance notice as to the consequences of any failure to instruct the Trustee as to the voting and, if applicable, tendering of allocated shares of Company stock.

Section 2.6.    Except as may be authorized by regulations promulgated by the Secretary of Labor, the Trustee shall not maintain the indicia of ownership in any assets of the Fund outside of the jurisdiction of the district courts of the United States.

ARTICLE III

DUTIES AND RESPONSIBILITIES

Section 3.1.    The Trustee, Company, Named Fiduciary and Plan Administrator shall each discharge their assigned fiduciary duties and responsibilities under this Agreement and the Plan solely in the interest of participants and their beneficiaries in the following manner:

(a)     for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the Plan;

(b)          with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

(c)       by selecting a broad and diversified range of investments so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

(d)     in accordance with the provisions of the Plan and this Trust Agreement insofar as they are consistent with the provisions of ERISA.

Section 3.2.   The Trustee shall keep full and accurate accounts of all receipts, investments, disbursements and other transactions hereunder, including such specific records as may be agreed upon in writing between the Company and Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by any authorized representative of the Company, the Named Fiduciary or the Plan Administrator. If the Plan is an individual account plan as defined in section 3(34) of ERISA (“Individual Account Plan”), then any participant or beneficiary under the Plan may examine those account records pertaining directly to that participant or beneficiary.

Section 3.3.    The Trustee shall determine the value of the Fund at such times as are mutually agreed upon by the Trustee and the Company but in no case less frequently than annually. The value of shares of Company Stock, if any, held in the Fund shall be determined at their fair market value defined as their closing market price on the relevant valuation date; provided, however, that in the event such shares of Company Stock have no readily-ascertainable fair market value because they are thinly-traded, at their fair value as determined in good faith and pursuant to written procedures recommended by the Company and approved by the Trustee as of such times as the Trustee determines to be appropriate, and from such financial publications, pricing services, or other services or sources as the Trustee reasonably believes appropriate. All other securities and the value of other assets held in the Fund shall be valued by the Trustee at their market values on the relevant valuation date under procedures established by the Trustee. For purposes of this Section, Company Stock shall be considered “thinly traded” if it is publicly traded on a national exchange or other generally recognized market, but not in sufficient volume and/or with sufficient frequency to assure prompt execution of buy and sell orders. The Trustee may seek an opinion from an independent investment advisor or legal counsel as to whether a given stock is “thinly traded.”

Section 3.4.     Within 120 days after the end of each plan year for the Plan or within 120 days after its removal or resignation, the Trustee shall file with the Named Fiduciary a written account of the administration of the Fund showing all transactions effected by the Trustee with respect to the assets of the Plan subsequent to the period covered by the last preceding account to the end of such plan year or date of removal or resignation and all property held at its fair market value at the end of the accounting period. Such accounting shall show the net value of the Plan’s interest in each investment option maintained by the Trustee for the Fund and shall include financial information necessary for the completion of the annual reports required for the Plan under ERISA. The Named Fiduciary may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within 120 days from the date on which the accounting is delivered to the Named Fiduciary.

Section 3.5.    If the Plan is an Individual Account Plan, then, in accordance with the terms of the Plan, the Trustee shall establish and maintain separate accounts in the name of each participant in order to record all contributions by or on behalf of the participant to the Plan and any earnings, losses and expenses attributable thereto. The Plan Administrator shall furnish the Trustee with participant enrollment data in a format acceptable to the Trustee identifying the name, address, social security number, and current investment directions of each participant for whom one or more separate accounts are to be established by the Trustee under this Agreement. With respect to all contributions to the Plan and other amounts that are transmitted to the Trustee, the Plan Administrator shall furnish the Trustee with participant allocation data in a format acceptable to the Trustee identifying each participant on whose behalf an amount is being transmitted to the Trustee and the dollar amount to be allocated to each of the participant’s separate account under the Plan. In allocating amounts to participants’ separate accounts under the Plan, the Trustee shall be fully entitled to rely on the participant enrollment and allocation data furnished to it by the Plan Administrator and shall be under no duty to make any inquiry or investigation with respect thereto.

Section 3.6.    If the Plan is an Individual Account Plan, then the Trustee shall furnish each participant in the Plan with statements on a quarterly basis reflecting the current fair market value of the participant’s separate accounts under the Plan and all activities occurring within such accounts during the most recent reporting period, including Plan contributions, earnings, investment exchanges, distributions, and withdrawals.

Section 3.7.    The Trustee shall not be required to determine the facts concerning the eligibility of any participant to participate in the Plan, the amount of benefits payable to any participant or beneficiary under the Plan, or the date or method of payment or disbursement. The Trustee shall be fully entitled to rely solely upon the written advice and directions of the Plan Administrator as to any such question of fact.

Section 3.8.    Unless resulting from the Trustee’s gross negligence, willful misconduct, lack of good faith, or breach of its fiduciary duties under this Agreement or ERISA, the Company shall indemnify and save harmless the Trustee from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, costs and expenses, including without limitation, reasonable attorney’s fees incident to any suit, action, investigation, claim or proceedings suffered, sustained, incurred or required to be paid by the Trustee in connection with the Plan or this Agreement.

ARTICLE IV

PROHIBITION OF DIVERSION

Section 4.1.     Except as provided in Section 4.2, at no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under the Plan shall any part of the corpus or income of the Fund be used for, or diverted to, purposes other than for the exclusive benefit of participants or their beneficiaries, or for defraying reasonable expenses of administering the Plan.

Section 4.2.    The provisions of Section 4.1 notwithstanding, contributions made by the Company or any affiliated entity under the Plan will be returned to the Company or affiliated entity under the following conditions:

(a)      If a contribution is made by mistake of fact, such contributions may be returned within one year of the payment of such contribution upon demand of the Company or affiliated entity;

(b)   Contributions to the Plan are specifically conditioned upon their deductibility under the Code. To the extent a deduction is disallowed for any such contribution, it will be returned within one year after the disallowance of the deduction upon demand of the Company or affiliated entity. Contributions which are not deductible in the taxable year in which made but are deductible in subsequent taxable years shall not be considered to be disallowed for purposes of this subsection; and

(c)     Contributions to the Plan are specifically conditioned on initial qualification of the Plan under the Code. If a Plan is determined by the Internal Revenue Service to not be initially qualified, upon demand of the Company or affiliated entity any employer contributions made incident to that initial qualification will be returned within one year after the date the initial qualification is denied, provided that the determination of the Internal Revenue Service is made pursuant to an application for determination made by the time prescribed by law for filing the return of the Company or affiliated entity for the taxable year in which the Plan is adopted or such later date as is prescribed by the Secretary of the Treasury.

ARTICLE V

COMMUNICATION WITH FIDUCIARIES

Section 5.1.     Whenever the Trustee is permitted or required to act upon the directions or instructions of the Company, any named fiduciary, any investment manager or the Plan Administrator, the Trustee shall be entitled to rely upon any written communication signed by any person or agent designated to act as or on behalf of any such fiduciary. Such person or agent shall be so designated either under the provisions of the Plan or in writing by the Company and such authority shall continue until revoked in writing. The Trustee shall incur no liability for failure to act on such person’s or agent’s instructions or orders without written communication, and the Trustee shall be fully protected in all actions taken in good faith in reliance upon any instructions, directions, certifications and communications believed to be genuine and to have been signed or communicated by the proper person.

Section 5.2.    The Company shall notify the Trustee in writing of the appointment, removal or resignation of any person designated to act as or on behalf of the Company, the Named Fiduciary, any investment manager, or the Plan Administrator. After such notification, the Trustee shall be fully protected in acting upon the directions of any person designated to act as or on behalf of any such fiduciary until the Trustee receives notice from the Company to the contrary. The Trustee shall have no duty to inquire into the qualifications of any person designated to act as or on behalf of the Company, the Named Fiduciary, any investment manager or the Plan Administrator.

ARTICLE VI

TRUSTEE’S COMPENSATION

Section 6.1.     The Trustee shall be entitled to reasonable compensation for its services as is agreed upon with the Company. The Trustee shall also be entitled to reimbursement for all direct expenses properly and actually incurred on behalf of the Plan. Such compensation or reimbursement shall be paid to the Trustee out of the Fund unless paid directly by the Company.

ARTICLE VII

RESIGNATION AND REMOVAL OF TRUSTEE

Section 7.1.    The Trustee may resign at any time by written notice to the Company which shall be effective 60 days after delivery unless prior thereto a successor trustee shall have been appointed.

Section 7.2.    The Trustee may be removed by the Company at any time upon 60 days written notice to the Trustee; such notice, however, may be waived by the Trustee.

Section 7.3.     The appointment of a successor trustee hereunder shall be accomplished by and take effect upon the delivery to the Trustee of written notice of the Company appointing such successor trustee, and an acceptance in writing of the successor trustee hereunder executed by the successor so appointed. A successor trustee may be either a corporation authorized and empowered to exercise trust powers or one or more individuals. All of the provisions set forth herein with respect to the Trustee shall relate to each successor trustee so appointed with the same force and effect as if such successor trustee had been originally named herein as the trustee hereunder. If within 60 days after notice of resignation or removal shall have been given under the provisions of this Article VII a successor trustee shall not have been appointed, the Trustee or Company may apply to any court of competent jurisdiction for the appointment of a successor trustee.

Section 7.4.     Upon the appointment of a successor trustee, the Trustee shall transfer and deliver the Fund to such successor trustee, after reserving such reasonable amount as it shall deem necessary to provide for its expenses in the settlement of its account, the amount of any compensation due to it and any sums chargeable against the Fund for which it may be liable. If the sums so reserved are not sufficient for such purposes, the resigning or removed Trustee shall be entitled to reimbursement for any deficiency from the successor trustee and the Company who shall be jointly and severally liable therefor.

ARTICLE VIII

AMENDMENT AND TERMINATION OF THE TRUST AND PLAN

Section 8.1.     The Company may, by delivery to the Trustee of an instrument in writing, terminate this Agreement at any time.

Section 8.2.    The Company may partially terminate this Agreement at any time by delivering to the Trustee a written direction to transfer such part of the Fund as may be specified in such direction to any other trust established for the purpose of funding benefits under the Plan or under any other plan qualifying under Section 401 of the Code, established for the benefit of participants in the Plan or their beneficiaries by the Company or any affiliated entity or any successor transferee or the Company or any affiliated entity; provided such transfer shall be in conformity with the requirements of Federal law.

Section 8.3.    This Agreement may be amended from time to time by the Company; provided, however, that no amendment shall increase the duties or liabilities of the Trustee without the Trustee’s consent; and, provided further, that no amendment shall divert any part of the Fund to any purpose other than providing benefits to participants and their beneficiaries under the Plan or defraying the reasonable expenses of administering the Plan.

Section 8.4.     If the Plan is terminated in whole or in part, the Trustee shall distribute the Fund or any part thereof in such manner and at such times as the Plan Administrator shall direct in writing in accordance with the provisions of the Plan; provided, however, that the Trustee may delay distribution of the Fund until it has received from the Company a copy of an Internal Revenue Service favorable determination letter addressing the Plan’s tax-qualified status upon termination, or, in lieu thereof at the Trustee’s sole discretion, an opinion from Company’s legal counsel that the Plan met all qualification requirements at the date of termination.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.1.     Unless the context of this Agreement clearly indicates otherwise, the terms defined in the Plan shall, when used herein, have the same meaning as in the Plan.

Section 9.2.     Except as otherwise required by law in the case of any qualified domestic relations order within the meaning of Section 414(p) of the Code, to the extent of any offset of a Participant’s benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C), or any federal tax levy made pursuant to Section 6331 of the Code, or except as otherwise provided in the Plan with respect to any loan to a leveraged ESOP described in Section 4975(d)(3) of the Code or loan from the Fund to a participant in accordance with the provisions of the Plan, the benefits or proceeds of any allocated or unallocated portion of the assets of the Fund and any interest of any participant or beneficiary arising out of or created by the Plan either before or after the participant’s retirement shall not be subject to execution, attachment, garnishment or other legal or judicial process whatsoever by any person, whether creditor or otherwise, claiming against such participant or beneficiary. Except as otherwise provided in the Plan with respect to any loan from the Fund to a participant in accordance with the provisions of the Plan, no participant or beneficiary shall have the right to alienate, encumber or assign any of the payments or proceeds or any other interest arising out of or created by the Plan and any action purporting to do so shall be void. The provisions of this Section shall apply to all participants and beneficiaries, regardless of their citizenship or place of residence.

Section 9.3.   Any person dealing with the Trustee may rely upon a copy of this Agreement and any amendments thereto certified to be true and correct by the Trustee.

Section 9.4.    The Trustee hereby acknowledges receipt of a copy of the Plan. The Company will cause a copy of any amendment to the Plan to be delivered to the Trustee.

Section 9.5.    The construction, validity and administration of this Agreement shall be governed by ERISA and, to the extent not preempted by ERISA, the laws of the State of Maine, without regard to its rules regarding conflict of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.

BENEFICIAL INSURANCE SERVICES, LLC

BY:	______________________________

_______________________________
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_______________________________
TITLE

RSGROUP TRUST COMPANY

BY:	______________________________

_______________________________
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_______________________________
TITLE

STATE OF PENNSYLVANIA	)
: ss.:
COUNTY OF	)

On this day of , in the year 2007, before me, the undersigned, a Notary Public in and for the said state, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

SEAL:
Notary Public of ______________________
My Commission expires

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

On this day of , in the year 2007, before me, the undersigned, a Notary Public in and for the said state, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

SEAL:
Notary Public of
My Commission expires